UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

AB GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEP    09.30.17

ANNUAL REPORT

AB GLOBAL BOND FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Bond Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL BOND FUND | 1

ANNUAL REPORT

November 13, 2017

This report provides management’s discussion of fund performance for AB Global Bond Fund for the annual reporting period ended September 30, 2017.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	6 Months	12 Months
AB GLOBAL BOND FUND
Class A Shares	1.72%	1.10%
Class B Shares[1]	1.32%	0.29%
Class C Shares	1.33%	0.34%
Advisor Class Shares[2]	1.85%	1.35%
Class R Shares[2]	1.41%	0.57%
Class K Shares[2]	1.57%	0.90%
Class I Shares[2]	1.86%	1.36%
Class Z Shares[2]	1.76%	1.29%
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	1.77%	-0.17%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the six- and 12-month periods ended September 30, 2017.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector selection contributed most relative to the benchmark, primarily because of exposures to US agency risk-sharing transactions and US high-yield corporates. Country positioning (a result of bottom-up security analysis combined with fundamental research) boosted returns further, as an out-of-benchmark position in Brazil more than offset losses from an underweight in Canada. Security selection in US investment-grade corporates contributed as well, while selections in eurozone treasuries detracted. Currency allocation benefited from long positions in the euro and Mexican peso, which offset detracting shorts in the Australian dollar and offshore Chinese renminbi. Yield-curve positioning was similarly positive, helped most by an underweight along the long end of the Canadian yield curve and positioning in US five-year maturities.

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During the six-month period, all share classes except for Advisor Class and Class I shares underperformed the benchmark, before sales charges. Yield-curve positioning detracted, because of the Fund’s positioning along the UK yield curve—particularly an overweight in 10-year maturities—and an out-of-benchmark position along the Brazilian yield curve. Country allocation added to returns, as an underweight position in Japan and overweight in Mexico more than offset a detrimental overweight in Canada. Sector allocation was positive, helped most by exposure to US agency risk-sharing transactions. Security selection within US investment-grade corporates also contributed. Currency investments were positive, as a long position in the euro outweighed losses from shorts in the British pound and offshore Chinese renminbi.

During both periods, the Fund utilized interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were also utilized to hedge credit risk, as well as to effectively gain exposure to specific sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

Political events and central bank action had a significant impact on bond markets in the 12-month period ended September 30, 2017. Donald Trump’s US presidential election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were initially treated as positive developments by financial markets, though uncertainty regarding the new administration’s ability to implement meaningful reform increased during the period. Markets were surprised when UK prime minister Theresa May called for a snap parliamentary election three years ahead of schedule, in an effort to firm up the country’s mandate going into Brexit negotiations. The election results increased political uncertainty when May’s Conservative Party failed to secure a majority position. Investors were relieved when centrist, pro-EU candidate Emmanuel Macron was elected president of France and his party went on to win a parliamentary majority. His reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. In June 2017, the US Federal Reserve raised interest rates for the third consecutive quarter, hikes that were universally anticipated by markets.

Emerging-market debt rallied over both periods, helped by a positive global growth story and oil prices reaching a two-and-a-half-year high. In the 12-month period, developed-market treasury yields rose almost across the board; shorter maturities in the UK and eurozone were the exception. Emerging-market local-currency government bonds rebounded, while investment-grade credit securities posted flat returns, but both outperformed the negative returns of developed-market treasuries. In the six-month period, US, Canadian, Japanese and Australian yields generally

abfunds.com	AB GLOBAL BOND FUND | 3

rose, while eurozone yields moved in different directions. Investment-grade credit securities, emerging-market local-currency government bonds and developed-market treasuries all performed well, though they trailed the rally in global high yield.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

The Adviser will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have

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DISCLOSURES AND RISKS (continued)

more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment

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DISCLOSURES AND RISKS (continued)

techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/30/2007 TO 9/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Global Bond Fund Class A shares (from 9/30/2007 to 9/30/2017) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			2.03%
1 Year	1.10%	-3.19%
5 Years	2.87%	1.99%
10 Years	4.60%	4.14%
CLASS B SHARES			1.33%
1 Year	0.29%	-2.65%
5 Years	2.11%	2.11%
10 Years[2]	4.16%	4.16%
CLASS C SHARES			1.36%
1 Year	0.34%	-0.65%
5 Years	2.15%	2.15%
10 Years	3.86%	3.86%
ADVISOR CLASS SHARES[3]			2.36%
1 Year	1.35%	1.35%
5 Years	3.16%	3.16%
Since Inception[4]	4.80%	4.80%
CLASS R SHARES[3]			1.85%
1 Year	0.57%	0.57%
5 Years	2.49%	2.49%
Since Inception[4]	4.18%	4.18%
CLASS K SHARES[3]			2.17%
1 Year	0.90%	0.90%
5 Years	2.83%	2.83%
Since Inception[4]	4.51%	4.51%
CLASS I SHARES[3]			2.45%
1 Year	1.36%	1.36%
5 Years	3.19%	3.19%
Since Inception[4]	4.83%	4.83%
CLASS Z SHARES[3]			2.45%
1 Year	1.29%	1.29%
Since Inception[4]	4.36%	4.36%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.83%, 1.61%, 1.58%, 0.58%, 1.25%, 0.93%, 0.58% and 0.53% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than advisory fees to 0.83%, 1.61%, 1.58%, 0.58%, 1.25%, 0.93%, 0.57% and 0.52% for Class A, Class B, Class C, Advisor Class, Class R,

(footnotes continued on next page)

abfunds.com	AB GLOBAL BOND FUND | 9

HISTORICAL PERFORMANCE (continued)

Class K, Class I and Class Z shares, respectively. Absent reimbursements or waivers, performance would have been lower, with the exception of Class A, Class B, Class C, Advisor Class, Class R and Class K shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2017.

2	Assumes conversion of Class B shares into Class A shares after six years.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception dates: 11/5/2007 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.19%
5 Years	1.99%
10 Years	4.14%
CLASS B SHARES
1 Year	-2.65%
5 Years	2.11%
10 Years[1]	4.16%
CLASS C SHARES
1 Year	-0.65%
5 Years	2.15%
10 Years	3.86%
ADVISOR CLASS SHARES[2]
1 Year	1.35%
5 Years	3.16%
Since Inception[3]	4.80%
CLASS R SHARES[2]
1 Year	0.57%
5 Years	2.49%
Since Inception[3]	4.18%
CLASS K SHARES[2]
1 Year	0.90%
5 Years	2.83%
Since Inception[3]	4.51%
CLASS I SHARES[2]
1 Year	1.36%
5 Years	3.19%
Since Inception[3]	4.83%
CLASS Z SHARES[2]
1 Year	1.29%
Since Inception[3]	4.36%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception dates: 11/5/2007 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,017.20	$4.30	0.85%	$4.30	0.85%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%	$4.31	0.85%
Class B
Actual	$1,000	$1,013.20	$8.28	1.64%	$8.28	1.64%
Hypothetical**	$1,000	$1,016.85	$8.29	1.64%	$8.29	1.64%
Class C
Actual	$1,000	$1,013.30	$8.08	1.60%	$8.08	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%	$8.09	1.60%
Advisor Class
Actual	$1,000	$1,018.50	$3.04	0.60%	$3.04	0.60%
Hypothetical**	$1,000	$1,022.06	$3.04	0.60%	$3.04	0.60%
Class R
Actual	$1,000	$1,014.10	$6.06	1.20%	$6.06	1.20%
Hypothetical**	$1,000	$1,019.05	$6.07	1.20%	$6.07	1.20%
Class K
Actual	$1,000	$1,015.70	$4.45	0.88%	$4.50	0.89%
Hypothetical**	$1,000	$1,020.66	$4.46	0.88%	$4.51	0.89%
Class I
Actual	$1,000	$1,018.60	$2.83	0.56%	$2.83	0.56%
Hypothetical**	$1,000	$1,022.26	$2.84	0.56%	$2.84	0.56%
Class Z
Actual	$1,000	$1,017.60	$2.63	0.52%	$2.63	0.52%
Hypothetical**	$1,000	$1,022.46	$2.64	0.52%	$2.64	0.52%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB GLOBAL BOND FUND | 13

PORTFOLIO SUMMARY

September 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,815.1

1	All data are as of September 30, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.6% or less in the following security types: Agencies, Asset-Backed Securities, Bank Loans, Collateralized Loan Obligations, Common Stocks, Governments–Sovereign Bonds, Investment Companies, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Options Purchased–Puts, Preferred Stocks, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

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PORTFOLIO SUMMARY

September 30, 2017 (unaudited)

1	All data are as of September 30, 2017. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.4% or less in the following countries: Angola, Argentina, Bahrain, Bermuda, Cayman Islands, Chile, China, Colombia, Denmark, Dominican Republic, Egypt, India, Indonesia, Ireland, Israel, Ivory Coast, Kazakhstan, Kuwait, Luxembourg, Morocco, Netherlands, New Zealand, Norway, Peru, Poland, Portugal, Qatar, Russia, Singapore, South Africa, South Korea, Switzerland, Turkey, United Arab Emirates and Uruguay.

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PORTFOLIO OF INVESTMENTS

September 30, 2017

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 47.1%
Australia – 1.7%
Australia Government Bond Series 128 5.75%, 7/15/22(a)	AUD	82,985	$75,029,226
Series 142 4.25%, 4/21/26(a)		48,755	42,629,901

			117,659,127

Belgium – 2.8%
Kingdom of Belgium Government Bond Series 71 3.75%, 6/22/45(a)	EUR	2,300	3,966,034
Series 72 2.60%, 6/22/24(a)		66,511	91,369,795
Series 75 1.00%, 6/22/31(a)		7,115	8,287,075
Series 81 0.80%, 6/22/27(a)		70,935	84,351,438

			187,974,342

Canada – 3.0%
Canadian Government Bond 1.00%, 6/01/27	CAD	97,020	70,118,537
2.25%, 6/01/25		20,585	16,767,862
2.50%, 6/01/24		120,140	99,677,060
2.75%, 12/01/48		17,110	14,479,592

			201,043,051

France – 0.9%
French Republic Government Bond OAT 2.50%, 5/25/30(a)	EUR	43,205	59,799,097

Germany – 4.2%
Bundesobligation Series 175 Zero Coupon, 4/08/22(a)		82,962	99,662,147
Bundesrepublik Deutschland 1.00%, 8/15/24(a)		1,196	1,511,935
2.50%, 7/04/44-8/15/46(a)		120,922	184,924,502

			286,098,584

Ireland – 0.7%
Ireland Government Bond 1.00%, 5/15/26(a)		37,007	44,695,748

Italy – 6.4%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		74,000	89,907,747
3.75%, 5/01/21		70,075	92,859,625

16 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.00%, 9/01/20	EUR	1,870	$2,458,691
4.25%, 9/01/19		6,710	8,599,126
4.50%, 8/01/18		46,065	56,646,601
5.50%, 11/01/22		127,805	185,460,425

			435,932,215

Japan – 5.8%
Japan Government Ten Year Bond Series 342 0.10%, 3/20/26	JPY	1,086,000	9,724,731
Series 347 0.10%, 6/20/27		7,405,850	66,141,595
Series 348 0.10%, 9/20/27		12,715,050	113,445,139
Japan Government Twenty Year Bond Series 150 1.40%, 9/20/34		6,281,600	64,765,878
Series 158 0.50%, 9/20/36		15,585,800	137,907,286

			391,984,629

Mexico – 3.9%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	2,270,365	116,195,797
6.50%, 6/10/21		1,451,021	79,129,562
8.00%, 6/11/20		1,296,690	73,435,350

			268,760,709

New Zealand – 0.9%
New Zealand Government Bond Series 423 5.50%, 4/15/23(a)	NZD	76,333	63,474,484

Poland – 0.1%
Republic of Poland Government Bond Series 727 2.50%, 7/25/27	PLN	38,885	9,890,260

Russia – 0.5%
Russian Federal Bond – OFZ Series 6214 6.40%, 5/27/20	RUB	2,060,275	34,870,405

Singapore – 0.4%
Singapore Government Bond 3.00%, 9/01/24	SGD	36,000	28,233,108

South Africa – 1.2%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	182,965	13,423,297

abfunds.com	AB GLOBAL BOND FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2048 8.75%, 2/28/48	ZAR	885,471	$59,152,805
Series R213 7.00%, 2/28/31		203,315	12,506,571

			85,082,673

Spain – 1.4%
Spain Government Bond 2.90%, 10/31/46(a)	EUR	27,464	32,828,022
4.10%, 7/30/18(a)		46,350	56,791,803
4.70%, 7/30/41(a)		2,343	3,788,033

			93,407,858

Sweden – 1.5%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	716,275	102,334,661

United Kingdom – 4.5%
United Kingdom Gilt 1.50%, 7/22/26(a)	GBP	52,330	71,534,249
1.75%, 9/07/22(a)		41,640	58,424,605
2.00%, 7/22/20-9/07/25(a)		84,605	119,507,061
4.25%, 12/07/40(a)		29,600	56,915,221

			306,381,136

United States – 7.0%
U.S. Treasury Bonds 2.50%, 5/15/46	U.S.$	1,645	1,528,822
2.875%, 5/15/43(b)		25,920	26,130,600
2.875%, 11/15/46		62,670	62,895,223
3.00%, 11/15/44-11/15/45		57,550	59,243,994
3.00%, 2/15/47(b)		31,220	32,117,575
3.625%, 8/15/43(b)		33,835	38,841,524
4.625%, 2/15/40		10,100	13,295,703
U.S. Treasury Notes 1.375%, 4/30/20(c)		18,570	18,477,150
1.625%, 2/15/26-5/15/26		46,635	44,317,630
2.00%, 11/15/26(b)		36,185	35,263,412
2.125%, 1/31/21(b)		51,590	52,307,421
2.125%, 12/31/22		66,955	67,436,239
2.25%, 3/31/21-2/15/27(b)		26,769	26,990,035

			478,845,328

Uruguay – 0.2%
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	180,873	6,433,189
9.875%, 6/20/22(a)		110,704	4,117,311

			10,550,500

18 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Total Governments – Treasuries (cost $3,093,765,916)			$3,207,017,915

CORPORATES – INVESTMENT GRADE – 19.2%
Industrial – 10.2%
Basic – 1.1%
Agrium, Inc. 3.375%, 3/15/25	U.S.$	105	105,751
Alpek SAB de CV 4.50%, 11/20/22(a)		250	254,063
Anglo American Capital PLC 3.75%, 4/10/22(a)		480	491,940
BHP Billiton Finance USA Ltd. 6.42%, 3/01/26		147	179,677
Braskem Finance Ltd. 6.45%, 2/03/24		6,285	7,067,483
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24		270	283,877
Dow Chemical Co. (The) 8.55%, 5/15/19		3,000	3,314,361
Equate Petrochemical BV 3.00%, 3/03/22(a)		15,619	15,509,667
4.25%, 11/03/26(a)		200	205,800
Georgia-Pacific LLC 5.40%, 11/01/20(a)		167	182,941
Gerdau Trade, Inc. 5.75%, 1/30/21(a)		13,700	14,684,685
Glencore Finance Europe Ltd. 1.75%, 3/17/25(a)	EUR	2,383	2,837,084
3.375%, 9/30/20(a)		1,555	2,004,568
Glencore Funding LLC 4.00%, 3/27/27(a)	U.S.$	2,431	2,445,496
4.125%, 5/30/23(a)		2,923	3,039,420
4.625%, 4/29/24(a)		7,550	8,020,320
GTL Trade Finance, Inc. 5.893%, 4/29/24(a)		1,704	1,812,971
International Paper Co. 3.00%, 2/15/27		295	286,230
Inversiones CMPC SA 4.375%, 4/04/27(a)		265	270,509
Mexichem SAB de CV 4.00%, 10/04/27(a)		280	278,600
Monsanto Co. 2.85%, 4/15/25		275	268,727
Mosaic Co. (The) 5.625%, 11/15/43		3,238	3,308,103
OCP SA 5.625%, 4/25/24(a)		1,784	1,920,030

abfunds.com	AB GLOBAL BOND FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Southern Copper Corp. 3.875%, 4/23/25	U.S.$	310	$320,850
Vale Overseas Ltd. 5.875%, 6/10/21		2,642	2,885,328
6.25%, 8/10/26		15	17,000
6.875%, 11/21/36		186	212,942
Yamana Gold, Inc. 4.95%, 7/15/24		3,336	3,423,250

			75,631,673

Capital Goods – 0.3%
General Electric Co. Series D 5.00%, 1/21/21(d)		3,300	3,478,721
Series G 6.875%, 1/10/39		175	256,096
Holcim Finance Luxembourg SA 2.25%, 5/26/28(a)	EUR	10,740	13,395,258

			17,130,075

Communications - Media – 0.9%
21st Century Fox America, Inc. 3.00%, 9/15/22	U.S.$	1,768	1,800,289
CBS Corp. 3.375%, 2/15/28		110	107,150
3.50%, 1/15/25		55	55,800
4.90%, 8/15/44		55	57,441
5.75%, 4/15/20		208	226,202
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20		4,300	4,416,526
4.908%, 7/23/25		13,600	14,551,660
5.375%, 5/01/47(a)		2,495	2,589,478
Comcast Corp. 3.15%, 3/01/26		160	161,017
4.25%, 1/15/33		350	375,933
4.75%, 3/01/44		200	223,364
Cox Communications, Inc. 2.95%, 6/30/23(a)		2,794	2,755,348
4.50%, 6/30/43(a)		160	148,502
Discovery Communications LLC 3.45%, 3/15/25		3,723	3,669,638
3.95%, 3/20/28		280	279,049
Myriad International Holdings BV 4.85%, 7/06/27(a)		6,717	6,939,044
6.00%, 7/18/20(a)		5,287	5,708,776
Omnicom Group, Inc. 3.60%, 4/15/26		201	202,909

20 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.45%, 8/15/20	U.S.$	150	$159,005
RELX Capital, Inc. 8.625%, 1/15/19		30	32,409
Sky Group Finance PLC 5.75%, 10/20/17(a)	GBP	3,977	5,340,771
Thomson Reuters Corp. 4.30%, 11/23/23	U.S.$	445	476,651
Time Warner Cable LLC 4.50%, 9/15/42		100	94,630
5.25%, 7/15/42	GBP	1,600	2,430,359
6.55%, 5/01/37	U.S.$	105	123,294
Time Warner, Inc. 3.55%, 6/01/24		6,274	6,395,565
3.60%, 7/15/25		150	150,559
Viacom, Inc. 3.875%, 12/15/21		188	192,909
5.625%, 9/15/19		10	10,653
5.85%, 9/01/43		110	112,924
WPP Finance 2010 4.75%, 11/21/21		83	89,538

			59,877,393

Communications - Telecommunications – 1.7%
America Movil SAB de CV 4.375%, 7/16/42		200	203,881
AT&T, Inc. 3.40%, 8/14/24-5/15/25		18,838	18,839,694
3.60%, 2/17/23		2,994	3,084,886
3.80%, 3/15/22		733	764,154
3.90%, 8/14/27		7,195	7,206,929
4.125%, 2/17/26		5,849	6,007,953
4.50%, 3/09/48		130	119,797
4.75%, 5/15/46		207	198,957
4.80%, 6/15/44		70	68,044
4.90%, 8/14/37		16,605	16,786,476
5.15%, 2/14/50		200	201,418
5.45%, 3/01/47		195	205,979
British Telecommunications PLC 9.125%, 12/15/30(e)		150	226,664
Empresa Nacional de Telecomunicaciones SA 4.875%, 10/30/24(a)		4,969	5,217,398
Qwest Corp. 6.75%, 12/01/21		150	164,476
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	5,000	4,241,126

abfunds.com	AB GLOBAL BOND FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)	U.S.$	8,433	$8,549,375
Telefonica Emisiones SAU 4.103%, 3/08/27		260	268,713
5.213%, 3/08/47		7,144	7,814,750
Verizon Communications, Inc. 2.625%, 8/15/26		5,100	4,782,841
3.50%, 11/01/24		23,074	23,510,883
3.85%, 11/01/42		255	225,472
4.272%, 1/15/36		7,365	7,218,606
4.522%, 9/15/48		215	208,254
4.862%, 8/21/46		140	142,670
5.50%, 3/16/47		55	61,050
Vodafone Group PLC 6.15%, 2/27/37		30	36,802

			116,357,248

Consumer Cyclical - Automotive – 0.4%
BMW US Capital LLC 2.00%, 4/11/21(a)		515	511,326
Ford Motor Credit Co. LLC 3.81%, 1/09/24		1,050	1,070,908
4.134%, 8/04/25		12,290	12,636,000
5.00%, 5/15/18		4,545	4,633,618
5.875%, 8/02/21		2,999	3,338,709
Series G 4.389%, 1/08/26		200	208,301
General Motors Co. 4.875%, 10/02/23		90	97,257
5.40%, 4/01/48		110	114,493
General Motors Financial Co., Inc. 3.70%, 5/09/23		200	204,126
4.00%, 1/15/25		124	126,460
4.30%, 7/13/25		150	154,842
5.25%, 3/01/26		175	190,593
Harley-Davidson Funding Corp. 6.80%, 6/15/18(a)		4,000	4,128,388
Hyundai Capital America 2.55%, 4/03/20(a)		177	176,648
Hyundai Capital Services, Inc. 1.625%, 8/30/19(a)		270	264,916
Nissan Motor Acceptance Corp. 2.25%, 1/13/20(a)		265	265,736

			28,122,321

22 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.2%
Carnival Corp. 1.625%, 2/22/21	EUR	11,695	$14,483,843

Consumer Cyclical - Other – 0.1%
Owens Corning 7.00%, 12/01/36	U.S.$	50	64,392
Wyndham Worldwide Corp. 2.50%, 3/01/18		40	40,061
4.25%, 3/01/22		3,300	3,349,335

			3,453,788

Consumer Cyclical - Restaurants – 0.0%
McDonald’s Corp. 6.30%, 10/15/37		165	213,838

Consumer Cyclical - Retailers – 0.0%
Advance Auto Parts, Inc. 4.50%, 12/01/23		210	220,017
Dollar General Corp. 4.15%, 11/01/25		186	197,502
Home Depot, Inc. (The) 5.40%, 9/15/40		205	253,112
Lowe’s Cos., Inc. 3.70%, 4/15/46		260	252,276
Wal-Mart Stores, Inc. 4.00%, 4/11/43		70	73,585
4.75%, 10/02/43		95	111,108
5.25%, 9/01/35		210	257,330
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21		507	523,671

			1,888,601

Consumer Non-Cyclical – 1.8%
Abbott Laboratories 3.25%, 4/15/23		265	270,831
4.90%, 11/30/46		195	217,634
AbbVie, Inc. 1.375%, 5/17/24	EUR	7,050	8,522,773
2.50%, 5/14/20	U.S.$	2,867	2,900,985
2.90%, 11/06/22		300	304,335
3.20%, 5/14/26		235	234,922
3.60%, 5/14/25		263	273,178
4.70%, 5/14/45		100	109,094
Ahold Finance USA LLC 6.875%, 5/01/29		5,029	6,286,899

abfunds.com	AB GLOBAL BOND FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Allergan Funding SCS 3.00%, 3/12/20	U.S.$	385	$392,949
Altria Group, Inc. 2.85%, 8/09/22		390	397,531
3.875%, 9/16/46		115	111,935
Amgen, Inc. 4.40%, 5/01/45		420	446,073
4.663%, 6/15/51		105	115,071
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21		530	538,503
3.65%, 2/01/26		19,782	20,463,688
BAT Capital Corp. 4.54%, 8/15/47(a)		160	164,630
BAT International Finance PLC 2.75%, 6/15/20(a)		100	101,499
Baxalta, Inc. 3.60%, 6/23/22		226	233,845
Becton Dickinson and Co. 2.894%, 6/06/22		110	110,373
3.734%, 12/15/24		38	38,997
Biogen, Inc. 3.625%, 9/15/22		153	160,766
4.05%, 9/15/25		150	160,118
5.20%, 9/15/45		140	162,163
Bunge Ltd. Finance Corp. 3.50%, 11/24/20		174	178,995
8.50%, 6/15/19		9,015	9,949,946
Cardinal Health, Inc. 3.079%, 6/15/24		275	276,768
Celgene Corp. 3.625%, 5/15/24		190	197,969
4.625%, 5/15/44		100	108,084
5.00%, 8/15/45		190	217,032
Coca-Cola Icecek AS 4.215%, 9/19/24(a)		3,317	3,356,174
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(a)		200	219,427
Gilead Sciences, Inc. 3.50%, 2/01/25		55	57,239
3.65%, 3/01/26		530	553,221
4.15%, 3/01/47		110	112,910
4.60%, 9/01/35		210	231,884
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		275	282,776
Imperial Brands Finance PLC 2.95%, 7/21/20(a)		250	254,064
JM Smucker Co. (The) 2.50%, 3/15/20		91	91,847

24 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.00%, 3/15/22	U.S.$	155	$157,683
Kraft Heinz Foods Co. 3.50%, 6/06/22		435	450,539
4.375%, 6/01/46		300	294,955
Laboratory Corp. of America Holdings 3.60%, 2/01/25		100	102,029
Leisureworld Senior Care LP Series B 3.474%, 2/03/21	CAD	7,675	6,327,116
Medtronic, Inc. 2.50%, 3/15/20	U.S.$	250	253,714
3.15%, 3/15/22		300	310,699
3.50%, 3/15/25		260	271,119
Merck & Co., Inc. 2.75%, 2/10/25		275	275,835
Mondelez International Holdings Netherlands BV 1.625%, 10/28/19(a)		270	267,954
Mylan NV 3.125%, 11/22/28(a)	EUR	2,110	2,666,505
3.15%, 6/15/21	U.S.$	9,784	9,959,085
3.95%, 6/15/26		249	253,152
Mylan, Inc. 3.125%, 1/15/23(a)		100	99,847
4.20%, 11/29/23		105	109,760
Pfizer, Inc. 2.75%, 6/03/26		555	550,597
Philip Morris International, Inc. 4.25%, 11/10/44		105	109,429
Procter & Gamble Co. (The) 1.90%, 11/01/19		228	228,972
Reynolds American, Inc. 4.45%, 6/12/25		8,300	8,903,825
5.85%, 8/15/45		2,887	3,504,157
Shire Acquisitions Investments Ireland DAC 2.875%, 9/23/23		520	516,822
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)		220	222,200
Smithfield Foods, Inc. 3.35%, 2/01/22(a)		113	114,982
Stryker Corp. 2.625%, 3/15/21		68	68,881
Teva Pharmaceutical Finance Netherlands II BV 1.25%, 3/31/23(a)	EUR	2,206	2,529,392
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23	U.S.$	7,179	6,875,472
3.15%, 10/01/26(f)		16,571	15,299,839

abfunds.com	AB GLOBAL BOND FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tyson Foods, Inc. 3.95%, 8/15/24	U.S.$	5,596	$5,898,374
4.50%, 6/15/22		16	17,309
4.55%, 6/02/47		110	117,664
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		205	206,888

			125,771,923

Energy – 2.0%
Anadarko Finance Co. Series B 7.50%, 5/01/31		50	62,724
Anadarko Petroleum Corp. 3.45%, 7/15/24		50	49,551
6.20%, 3/15/40		115	133,638
Andeavor 5.125%, 12/15/26(a)		200	219,279
Apache Corp. 6.90%, 9/15/18		2,700	2,826,309
Apache Finance Canada Corp. 7.75%, 12/15/29		60	77,955
Boardwalk Pipelines LP 4.95%, 12/15/24		100	106,260
BP Capital Markets PLC 3.814%, 2/10/24		155	163,089
Canadian Natural Resources Ltd. 3.85%, 6/01/27		185	186,761
6.50%, 2/15/37		30	36,036
Chevron Corp. 2.954%, 5/16/26		200	199,713
Cimarex Energy Co. 4.375%, 6/01/24		1,220	1,290,775
ConocoPhillips Co. 4.95%, 3/15/26		240	270,147
5.95%, 3/15/46		125	162,031
Devon Energy Corp. 3.25%, 5/15/22		360	364,199
Ecopetrol SA 5.875%, 9/18/23		190	211,280
Enbridge Energy Partners LP 4.375%, 10/15/20		100	105,037
5.875%, 10/15/25		160	181,830
Encana Corp. 3.90%, 11/15/21		170	175,062
Energy Transfer LP 3.60%, 2/01/23		295	299,768
4.65%, 6/01/21		2,850	3,028,239
4.90%, 2/01/24		2,700	2,883,146

26 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.05%, 6/01/41	U.S.$	85	$92,030
Energy Transfer LP/Regency Energy Finance Corp. 4.50%, 11/01/23		155	162,303
5.00%, 10/01/22		105	113,220
EnLink Midstream Partners LP 4.15%, 6/01/25		10,425	10,536,714
Enterprise Products Operating LLC 3.70%, 2/15/26		260	267,410
5.10%, 2/15/45		7,415	8,262,942
5.20%, 9/01/20		195	211,187
Hess Corp. 4.30%, 4/01/27		10,295	10,240,704
7.875%, 10/01/29		41	49,766
Husky Energy, Inc. 3.95%, 4/15/22		115	119,926
4.00%, 4/15/24		115	117,833
Kerr-McGee Corp. 6.95%, 7/01/24		90	106,099
Kinder Morgan Energy Partners LP 3.45%, 2/15/23		250	252,696
6.375%, 3/01/41		55	63,390
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)		3,100	3,326,232
5.05%, 2/15/46		280	287,594
Marathon Oil Corp. 6.80%, 3/15/32		117	133,883
Marathon Petroleum Corp. 5.85%, 12/15/45		67	74,006
MPLX LP 4.875%, 12/01/24		100	107,834
Noble Energy, Inc. 3.85%, 1/15/28		165	165,299
3.90%, 11/15/24		15,277	15,658,329
Occidental Petroleum Corp. 3.40%, 4/15/26		260	265,666
Oleoducto Central SA 4.00%, 5/07/21(a)		3,210	3,314,325
ONEOK Partners LP 3.20%, 9/15/18		3,040	3,076,085
4.90%, 3/15/25		145	155,792
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		11,321	11,038,666
3.85%, 10/15/23		5,943	5,961,923
4.65%, 10/15/25		150	154,541
Sabine Pass Liquefaction LLC 4.20%, 3/15/28		160	161,026

abfunds.com	AB GLOBAL BOND FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.00%, 3/15/27	U.S.$	268	$284,997
5.625%, 4/15/23		14,220	15,759,599
Shell International Finance BV 3.40%, 8/12/23		430	449,706
4.375%, 5/11/45		210	224,277
Spectra Energy Partners LP 3.50%, 3/15/25		85	85,628
4.60%, 6/15/21		330	349,484
Suncor Energy, Inc. 3.60%, 12/01/24		150	154,850
6.50%, 6/15/38		76	98,651
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26		160	158,778
4.25%, 4/01/24		9,200	9,487,988
5.40%, 10/01/47		100	101,728
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/26(a)		6,019	5,961,820
TransCanada PipeLines Ltd. 3.80%, 10/01/20		485	507,136
Valero Energy Corp. 3.40%, 9/15/26		235	232,469
Williams Partners LP 3.90%, 1/15/25		4,098	4,183,898
4.00%, 11/15/21		2,603	2,715,457
4.50%, 11/15/23		4,200	4,482,059
5.80%, 11/15/43		125	141,510
Williams Partners LP/ACMP Finance Corp. 4.875%, 3/15/24		3,126	3,266,354

			136,156,639

Services – 0.3%
Amazon.com, Inc. 3.875%, 8/22/37(a)		120	122,142
4.80%, 12/05/34		225	255,166
eBay, Inc. 3.60%, 6/05/27		220	218,724
Expedia, Inc. 3.80%, 2/15/28(a)		9,651	9,563,214
Moody’s Corp. 2.75%, 7/15/19		438	443,875
4.875%, 2/15/24		145	160,280
S&P Global, Inc. 4.40%, 2/15/26		7,550	8,135,125
Total System Services, Inc. 2.375%, 6/01/18		20	20,065
3.75%, 6/01/23		100	103,358

28 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.80%, 4/01/21	U.S.$	109	$113,329
Verisk Analytics, Inc. 5.50%, 6/15/45		100	113,985
Visa, Inc. 2.80%, 12/14/22		250	255,655

			19,504,918

Technology – 1.1%
Activision Blizzard, Inc. 2.60%, 6/15/22		197	197,080
Agilent Technologies, Inc. 3.875%, 7/15/23		250	260,545
5.00%, 7/15/20		1,040	1,112,834
Analog Devices, Inc. 3.50%, 12/05/26		220	222,655
Apple, Inc. 3.25%, 2/23/26		420	431,348
3.45%, 2/09/45		575	545,549
Applied Materials, Inc. 4.35%, 4/01/47		105	112,888
Baidu, Inc. 2.875%, 7/06/22		275	276,080
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(a)		3,109	3,199,550
3.875%, 1/15/27(a)		6,868	7,073,388
Cisco Systems, Inc. 5.50%, 1/15/40		90	113,257
5.90%, 2/15/39		75	98,605
Dell International LLC/EMC Corp. 5.45%, 6/15/23(a)		4,485	4,910,846
6.02%, 6/15/26(a)		1,833	2,033,466
DXC Technology Co. 2.875%, 3/27/20		185	187,457
Fidelity National Information Services, Inc. 0.40%, 1/15/21	EUR	5,093	6,023,335
3.875%, 6/05/24	U.S.$	68	71,048
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)		193	193,014
6.35%, 10/15/45		75	79,472
HP, Inc. 4.65%, 12/09/21		6,560	7,063,788
Intel Corp. 3.70%, 7/29/25		135	143,028
4.90%, 7/29/45		145	172,467
International Business Machines Corp. 2.25%, 2/19/21		260	261,458
KLA-Tencor Corp. 4.65%, 11/01/24		11,238	12,192,095

abfunds.com	AB GLOBAL BOND FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lam Research Corp. 2.75%, 3/15/20	U.S.$	260	$263,981
Micron Technology, Inc. 7.50%, 9/15/23		67	74,507
Microsoft Corp. 3.45%, 8/08/36		540	543,586
3.70%, 8/08/46		500	504,518
Oracle Corp. 3.90%, 5/15/35		190	198,761
5.375%, 7/15/40		150	186,462
QUALCOMM, Inc. 2.25%, 5/20/20		260	262,253
2.60%, 1/30/23		270	270,579
Seagate HDD Cayman 4.25%, 3/01/22(a)		170	169,453
4.75%, 6/01/23-1/01/25		5,206	5,099,025
4.875%, 3/01/24(a)		3,611	3,560,005
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		5,087	5,181,776
VMware, Inc. 2.95%, 8/21/22		5,290	5,320,936
Western Digital Corp. 7.375%, 4/01/23(a)		7,395	8,097,414
Xerox Corp. 3.625%, 3/15/23		280	277,567

			76,986,076

Transportation - Airlines – 0.1%
Southwest Airlines Co. Pass-Through Trust Series 07-1 6.15%, 8/01/22		5,020	5,505,701

Transportation - Railroads – 0.0%
CSX Corp. 4.40%, 3/01/43		100	104,620

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)		12,115	12,443,873
Asciano Finance Ltd. 4.625%, 9/23/20(a)		1,501	1,567,418
5.00%, 4/07/18(a)		2,676	2,710,617
Ryder System, Inc. 2.45%, 9/03/19		265	266,876

			16,988,784

			698,177,441

30 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 8.4%
Banking – 6.9%
ABN AMRO Bank NV 2.50%, 10/30/18(a)	U.S.$	7,200	$7,257,312
4.75%, 7/28/25(a)		200	212,789
American Express Credit Corp. 0.625%, 11/22/21	EUR	7,874	9,424,107
Banco Santander SA 3.50%, 4/11/22	U.S.$	10,600	10,860,707
4.25%, 4/11/27		200	207,512
Bank Nederlandse Gemeenten NV Zero Coupon, 4/05/28	CAD	24,800	14,035,081
Bank of America Corp. 3.824%, 1/20/28	U.S.$	15,925	16,358,017
3.875%, 8/01/25		15,000	15,728,580
4.20%, 8/26/24		195	204,881
4.45%, 3/03/26		150	158,807
Series G 3.593%, 7/21/28		4,835	4,883,060
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,756	2,558,895
Barclays PLC 3.65%, 3/16/25	U.S.$	1,800	1,799,224
3.684%, 1/10/23		14,795	15,149,932
4.375%, 1/12/26		310	323,959
5.20%, 5/12/26		5,621	5,996,623
BBVA Banco Continental SA 5.00%, 8/26/22(a)		4,224	4,596,396
BBVA Global Finance Ltd. 7.00%, 12/01/25		110	127,894
BNP Paribas SA 2.25%, 1/11/27(a)	EUR	1,029	1,244,659
3.80%, 1/10/24(a)	U.S.$	5,234	5,449,201
BNZ International Funding Ltd. (London) 2.40%, 2/21/20(a)		265	266,114
BPCE SA 5.70%, 10/22/23(a)		8,936	9,969,868
Capital One Bank USA, NA 3.375%, 2/15/23		310	314,360
Capital One Financial Corp. 2.50%, 5/12/20		153	153,810
3.75%, 3/09/27		330	333,927
4.75%, 7/15/21		25	26,959
Citigroup, Inc. 3.668%, 7/24/28		275	277,713
3.70%, 1/12/26		150	153,748
3.887%, 1/10/28		19,255	19,807,137
4.40%, 6/10/25		270	284,710

abfunds.com	AB GLOBAL BOND FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.875%, 1/30/42	U.S.$	3,217	$4,133,234
Compass Bank 2.75%, 9/29/19		3,648	3,678,688
5.50%, 4/01/20		296	312,358
Cooperatieve Rabobank UA 3.95%, 11/09/22		4,212	4,409,749
4.375%, 8/04/25		8,895	9,379,297
11.00%, 6/30/19(a)(d)		88	100,273
Credit Agricole SA/London 2.375%, 7/01/21(a)		4,033	4,016,767
4.125%, 1/10/27(a)		6,882	7,198,703
Credit Suisse AG 6.50%, 8/08/23(a)		4,799	5,440,703
Credit Suisse Group AG 4.282%, 1/09/28(a)		265	276,224
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20		4,200	4,242,407
3.75%, 3/26/25		765	779,473
3.80%, 6/09/23		2,054	2,126,779
4.55%, 4/17/26		14,645	15,677,033
Deutsche Bank AG Series G 3.375%, 5/12/21		165	168,135
Discover Bank 3.10%, 6/04/20		250	255,218
Fifth Third Bancorp 3.50%, 3/15/22		15	15,546
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25-2/25/26		790	810,038
3.85%, 7/08/24-1/26/27		14,368	14,898,722
4.25%, 10/21/25		385	401,545
5.75%, 1/24/22		4,480	5,020,781
HSBC Holdings PLC 3.90%, 5/25/26		685	716,382
4.00%, 3/30/22		6,500	6,871,345
4.041%, 3/13/28		8,262	8,634,517
4.375%, 11/23/26		4,875	5,091,353
6.00%, 9/29/23(a)(d)	EUR	4,711	6,279,763
6.00%, 5/22/27(d)	U.S.$	200	209,501
HSBC USA, Inc. 2.75%, 8/07/20		310	315,236
Huntington Bancshares, Inc./OH 2.30%, 1/14/22		270	266,784
ING Groep NV 3.15%, 3/29/22		265	270,223
Intesa Sanpaolo SpA 3.125%, 7/14/22(a)		16,385	16,444,084

32 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 2.776%, 4/25/23	U.S.$	270	$271,638
3.125%, 1/23/25		260	261,604
3.20%, 6/15/26		1,135	1,129,575
3.22%, 3/01/25		270	274,290
3.782%, 2/01/28		31,610	32,521,032
3.90%, 7/15/25		250	262,594
Lloyds Banking Group PLC 4.582%, 12/10/25		2,835	2,973,949
4.65%, 3/24/26		15,131	15,983,602
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	9,667,356
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		470	489,128
Morgan Stanley 2.80%, 6/16/20		315	320,112
3.125%, 7/27/26		955	936,859
3.591%, 7/22/28		110	110,490
3.625%, 1/20/27		585	592,337
Series G 1.375%, 10/27/26	EUR	17,531	20,389,220
5.50%, 7/24/20	U.S.$	295	320,631
Nationwide Building Society 4.00%, 9/14/26(a)		7,305	7,247,130
Nordea Bank AB 4.875%, 5/13/21(a)		12,295	13,175,765
Northgroup Preferred Capital Corp. 6.378%, 10/15/17(a)(d)		110	110,121
People’s United Bank NA 4.00%, 7/15/24		300	306,231
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20		50	53,491
Santander Holdings USA, Inc. 2.65%, 4/17/20		260	261,202
4.40%, 7/13/27(a)		16,388	16,715,662
Santander UK Group Holdings PLC 2.875%, 8/05/21		13,975	14,054,308
4.75%, 9/15/25(a)		5,781	6,039,509
Santander UK PLC 2.375%, 3/16/20		250	251,921
Standard Chartered PLC 5.70%, 1/25/22(a)		4,670	5,092,458
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		9,603	9,607,120
Sumitomo Mitsui Trust Bank Ltd. 2.05%, 3/06/19(a)		270	270,018
UBS AG/Stamford CT 7.625%, 8/17/22		3,671	4,329,746

abfunds.com	AB GLOBAL BOND FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Group Funding Switzerland AG 4.125%, 9/24/25-4/15/26(a)	U.S.$	6,417	$6,749,979
UniCredit SpA 3.75%, 4/12/22(a)		11,665	11,946,337
4.625%, 4/12/27(a)		250	262,808
US Bancorp Series J 5.30%, 4/15/27(d)		6,443	7,024,043
Wells Fargo & Co. 2.625%, 8/16/22(a)	EUR	383	499,004
3.00%, 10/23/26	U.S.$	1,140	1,114,371
3.069%, 1/24/23		208	211,493
4.10%, 6/03/26		500	518,760
Series M 3.45%, 2/13/23		205	210,160
Zions Bancorporation 4.50%, 6/13/23		26	27,450

			469,190,347

Finance – 0.0%
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20		556	561,425
4.418%, 11/15/35		420	456,734
HSBC Finance Corp. 6.676%, 1/15/21		547	618,552
International Lease Finance Corp. 6.25%, 5/15/19		170	180,722
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)		250	254,634
Synchrony Financial 2.70%, 2/03/20		260	262,249

			2,334,316

Insurance – 1.1%
ACE Capital Trust II 9.70%, 4/01/30		150	226,703
Allianz SE 3.099%, 7/06/47(a)	EUR	100	126,903
Allstate Corp. (The) 6.50%, 5/15/57	U.S.$	160	191,766
American International Group, Inc. 6.82%, 11/15/37		198	252,987
Anthem, Inc. 3.30%, 1/15/23		15	15,438
3.50%, 8/15/24		250	257,351
Aon Corp. 8.205%, 1/01/27		155	202,468

34 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Assicurazioni Generali SpA Series E 7.75%, 12/12/42(a)	EUR	6,400	$9,467,060
Aviva PLC 3.375%, 12/04/45(a)		4,105	5,119,994
Series E 6.125%, 7/05/43(a)		14,895	21,433,357
Cloverie PLC for Swiss Re Corporate Solutions Ltd. 4.50%, 9/11/44(a)	U.S.$	200	204,332
CNP Assurances 4.50%, 6/10/47(a)	EUR	2,100	2,799,583
Five Corners Funding Trust 4.419%, 11/15/23(a)	U.S.$	2,400	2,585,098
Groupama SA 6.00%, 1/23/27	EUR	6,700	9,781,833
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)	U.S.$	109	154,802
Hartford Financial Services Group, Inc. (The) Series ICON 3.44% (LIBOR 3 Month + 2.13%), 2/12/47(a)(g)		280	268,466
Humana, Inc. 7.20%, 6/15/18		15	15,539
Jackson National Life Global Funding 2.50%, 6/27/22(a)		275	274,507
Liberty Mutual Finance Europe DAC 1.75%, 3/27/24(a)	EUR	3,074	3,734,973
Lincoln National Corp. 7.00%, 6/15/40	U.S.$	90	120,311
8.75%, 7/01/19		909	1,009,937
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		2	3,258
MetLife Capital Trust IV 7.875%, 12/15/37(a)		207	277,723
MetLife, Inc. Series D 4.368%, 9/15/23		485	528,170
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Series E 6.25%, 5/26/42(a)	EUR	2,700	3,945,280
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	4,415	7,309,712
Prudential Financial, Inc. 5.20%, 3/15/44		145	154,136

abfunds.com	AB GLOBAL BOND FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.625%, 6/15/43	U.S.$	100	$109,277
Torchmark Corp. 9.25%, 6/15/19		3,400	3,798,477
UnitedHealth Group, Inc. 3.875%, 10/15/20		285	299,395
XLIT Ltd. 3.25%, 6/29/47	EUR	3,005	3,487,851
5.75%, 10/01/21	U.S.$	135	150,552

			78,307,239

REITS – 0.4%
Alexandria Real Estate Equities, Inc. 4.30%, 1/15/26		75	78,536
American Tower Corp. 4.70%, 3/15/22		4,000	4,332,596
5.05%, 9/01/20		5,080	5,474,655
Brixmor Operating Partnership LP 3.65%, 6/15/24		220	218,716
DDR Corp. 3.90%, 8/15/24		220	221,248
EPR Properties 4.75%, 12/15/26		50	51,677
7.75%, 7/15/20		3,569	4,031,307
Essex Portfolio LP 3.375%, 1/15/23		260	262,826
HCP, Inc. 3.875%, 8/15/24		335	344,140
Healthcare Trust of America Holdings LP 2.95%, 7/01/22		275	275,940
3.375%, 7/15/21		1,784	1,831,024
Hospitality Properties Trust 4.65%, 3/15/24		160	167,420
Mid-America Apartments LP 3.75%, 6/15/24		100	102,766
Omega Healthcare Investors, Inc. 4.375%, 8/01/23		215	221,544
Realty Income Corp. 3.00%, 1/15/27		88	83,973
Spirit Realty LP 4.45%, 9/15/26		110	109,783
Ventas Realty LP/Ventas Capital Corp. 2.70%, 4/01/20		150	151,409
VEREIT Operating Partnership LP 3.00%, 2/06/19		100	100,871
4.60%, 2/06/24		5,055	5,298,818
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.75%, 9/17/24(a)		200	203,426

36 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Welltower, Inc. 4.00%, 6/01/25	U.S.$	168	$174,976
4.25%, 4/01/26		155	163,782
Weyerhaeuser Co. 4.625%, 9/15/23		165	180,162

			24,081,595

			573,913,497

Utility – 0.6%
Electric – 0.4%
Abu Dhabi National Energy Co. PJSC 3.625%, 6/22/21(a)		3,027	3,084,698
AEP Transmission Co. LLC 3.75%, 12/01/47(a)		110	109,582
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		300	385,866
Cerro del Aguila SA 4.125%, 8/16/27(a)		200	198,997
Consolidated Edison, Inc. 2.00%, 5/15/21		165	163,357
Dominion Energy, Inc. 2.579%, 7/01/20		270	271,622
4.70%, 12/01/44		275	298,972
Dominion Resources, Inc./VA 2.962%, 7/01/19		156	158,173
DTE Electric Co. 3.70%, 3/15/45		110	109,374
Duke Energy Corp. 3.75%, 9/01/46		170	163,637
3.95%, 8/15/47		110	108,909
Duke Energy Florida LLC 6.40%, 6/15/38		150	205,983
EDP Finance BV 4.125%, 1/15/20(a)		4,240	4,400,018
Enel Americas SA 4.00%, 10/25/26		91	92,613
Enel Finance International NV 2.875%, 5/25/22(a)		270	272,430
Enel Generacion Chile SA 4.25%, 4/15/24		100	104,999
Entergy Corp. 4.00%, 7/15/22		174	184,073
Exelon Corp. 5.10%, 6/15/45		150	170,153
5.15%, 12/01/20		409	439,767
5.625%, 6/15/35		55	66,249
Exelon Generation Co. LLC 2.95%, 1/15/20		137	139,434

abfunds.com	AB GLOBAL BOND FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

FirstEnergy Corp. Series B 3.90%, 7/15/27	U.S.$	275	$280,116
Monongahela Power Co. 4.10%, 4/15/24(a)		3,231	3,443,396
Oklahoma Gas & Electric Co. 3.85%, 8/15/47		92	92,560
Oncor Electric Delivery Co. LLC 7.00%, 5/01/32		175	241,676
PECO Energy Co. 3.70%, 9/15/47		110	109,909
PPL Capital Funding, Inc. 4.00%, 9/15/47		110	108,974
PSEG Power LLC 3.00%, 6/15/21		265	269,717
Public Service Enterprise Group, Inc. 1.60%, 11/15/19		270	267,162
Southern Power Co. 4.15%, 12/01/25		163	171,649
Southwestern Public Service Co. 3.70%, 8/15/47		110	109,077
TECO Finance, Inc. 5.15%, 3/15/20		2,970	3,166,715
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)		5,297	5,537,759
Union Electric Co. 6.70%, 2/01/19		2,019	2,144,224
Virginia Electric & Power Co. Series B 3.80%, 9/15/47		110	110,027
Wisconsin Electric Power Co. 4.25%, 12/15/19		35	36,714

			27,218,581

Natural Gas – 0.2%
CenterPoint Energy Resources Corp. 4.10%, 9/01/47		107	107,610
4.50%, 1/15/21		1,460	1,538,897
Centrica PLC 4.00%, 10/16/23(a)		270	280,543
NiSource Finance Corp. 3.95%, 3/30/48		110	108,377
6.80%, 1/15/19		1,121	1,185,217
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		6,500	6,907,949

			10,128,593

38 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Utility – 0.0%
American Water Capital Corp. 3.75%, 9/01/47	U.S.$	110	$109,307

			37,456,481

Total Corporates – Investment Grade (cost $1,265,176,121)			1,309,547,419

INFLATION-LINKED SECURITIES – 7.6%
Brazil – 0.6%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50-5/15/55	BRL	34,198	36,647,381

New Zealand – 0.2%
New Zealand Government Bond Series 925 2.00%, 9/20/25(a)	NZD	20,554	15,038,301

United States – 6.8%
U.S. Treasury Inflation Index 0.25%, 1/15/25 (TIPS)	U.S.$	92,265	91,393,319
1.875%, 7/15/19 (TIPS)		356,910	371,910,972

			463,304,291

Total Inflation-Linked Securities (cost $511,164,564)			514,989,973

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.5%
Risk Share Floating Rate – 5.0%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.737% (LIBOR 1 Month + 4.50%), 4/25/26(g)(h)		79	79,495
Series 2016-1A, Class M2B 7.737% (LIBOR 1 Month + 6.50%), 4/25/26(g)(h)		24,392	25,081,097
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M1 4.637% (LIBOR 1 Month + 3.40%), 7/25/23(g)		2,204	2,227,801
Series 2013-DN1, Class M2 8.387% (LIBOR 1 Month + 7.15%), 7/25/23(g)		5,330	6,480,539

abfunds.com	AB GLOBAL BOND FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-DN2, Class M1 2.687% (LIBOR 1 Month + 1.45%), 11/25/23(g)	U.S.$	1,197	$1,199,729
Series 2013-DN2, Class M2 5.487% (LIBOR 1 Month + 4.25%), 11/25/23(g)		5,910	6,501,021
Series 2014-DN1, Class M2 3.437% (LIBOR 1 Month + 2.20%), 2/25/24(g)		6,619	6,831,097
Series 2014-DN1, Class M3 5.737% (LIBOR 1 Month + 4.50%), 2/25/24(g)		4,290	4,927,620
Series 2014-DN3, Class M3 5.237% (LIBOR 1 Month + 4.00%), 8/25/24(g)		13,903	14,830,284
Series 2014-HQ2, Class M1 2.687% (LIBOR 1 Month + 1.45%), 9/25/24(g)		307	307,597
Series 2014-HQ2, Class M3 4.987% (LIBOR 1 Month + 3.75%), 9/25/24(g)		1,595	1,787,694
Series 2014-HQ3, Class M3 5.987% (LIBOR 1 Month + 4.75%), 10/25/24(g)		6,990	7,733,105
Series 2015-DN1, Class M3 5.387% (LIBOR 1 Month + 4.15%), 1/25/25(g)		11,920	12,810,419
Series 2015-DNA2, Class M2 3.837% (LIBOR 1 Month + 2.60%), 12/25/27(g)		7,046	7,195,600
Series 2015-DNA3, Class M3 5.937% (LIBOR 1 Month + 4.70%), 4/25/28(g)		2,209	2,538,803
Series 2015-HQ1, Class M2 3.437% (LIBOR 1 Month + 2.20%), 3/25/25(g)		3,333	3,360,992
Series 2015-HQ1, Class M3 5.037% (LIBOR 1 Month + 3.80%), 3/25/25(g)		2,555	2,751,471
Series 2015-HQA1, Class M2 3.887% (LIBOR 1 Month + 2.65%), 3/25/28(g)		6,971	7,123,444
Series 2015-HQA1, Class M3 5.937% (LIBOR 1 Month + 4.70%), 3/25/28(g)		2,080	2,348,410
Series 2015-HQA2, Class M2 4.037% (LIBOR 1 Month + 2.80%), 5/25/28(g)		8,387	8,663,255

40 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-HQA2, Class M3 6.037% (LIBOR 1 Month + 4.80%), 5/25/28(g)	U.S.$	9,364	$10,713,585
Series 2016-DNA1, Class M2 4.137% (LIBOR 1 Month + 2.90%), 7/25/28(g)		3,076	3,178,614
Series 2016-DNA2, Class M3 5.887% (LIBOR 1 Month + 4.65%), 10/25/28(g)		2,907	3,259,073
Series 2016-DNA3, Class M2 3.237% (LIBOR 1 Month + 2.00%), 12/25/28(g)		2,395	2,445,481
Series 2016-DNA4, Class M2 2.537% (LIBOR 1 Month + 1.30%), 3/25/29(g)		2,130	2,156,272
Series 2016-HQA1, Class M3 7.587% (LIBOR 1 Month + 6.35%), 9/25/28(g)		4,984	6,011,127
Series 2017-DNA2, Class M2 4.687% (LIBOR 1 Month + 3.45%), 10/25/29(g)		7,204	7,616,981
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 6.487% (LIBOR 1 Month + 5.25%), 10/25/23(g)		1,500	1,727,374
Series 2014-C01, Class M2 5.637% (LIBOR 1 Month + 4.40%), 1/25/24(g)		2,563	2,879,243
Series 2014-C03, Class 1M1 2.437% (LIBOR 1 Month + 1.20%), 7/25/24(g)		174	173,723
Series 2014-C04, Class 1M2 6.137% (LIBOR 1 Month + 4.90%), 11/25/24(g)		11,871	13,446,189
Series 2014-C04, Class 2M2 6.237% (LIBOR 1 Month + 5.00%), 11/25/24(g)		15,099	16,939,969
Series 2015-C01, Class 1M2 5.537% (LIBOR 1 Month + 4.30%), 2/25/25(g)		13,682	14,654,867
Series 2015-C01, Class 2M2 5.787% (LIBOR 1 Month + 4.55%), 2/25/25(g)		9,500	10,138,234
Series 2015-C02, Class 1M2 5.237% (LIBOR 1 Month + 4.00%), 5/25/25(g)		5,832	6,214,868

abfunds.com	AB GLOBAL BOND FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 2M2 5.237% (LIBOR 1 Month + 4.00%), 5/25/25(g)	U.S.$	15,501	$16,375,366
Series 2015-C03, Class 1M2 6.237% (LIBOR 1 Month + 5.00%), 7/25/25(g)		2,294	2,536,775
Series 2015-C03, Class 2M2 6.237% (LIBOR 1 Month + 5.00%), 7/25/25(g)		18,819	20,575,849
Series 2015-C04, Class 1M2 6.937% (LIBOR 1 Month + 5.70%), 4/25/28(g)		3,226	3,630,355
Series 2015-C04, Class 2M2 6.787% (LIBOR 1 Month + 5.55%), 4/25/28(g)		4,891	5,419,151
Series 2016-C01, Class 1M2 7.987% (LIBOR 1 Month + 6.75%), 8/25/28(g)		7,881	9,305,570
Series 2016-C01, Class 2M2 8.187% (LIBOR 1 Month + 6.95%), 8/25/28(g)		3,391	4,015,437
Series 2016-C02, Class 1M2 7.237% (LIBOR 1 Month + 6.00%), 9/25/28(g)		10,558	12,231,579
Series 2016-C03, Class 1M1 3.237% (LIBOR 1 Month + 2.00%), 10/25/28(g)		3,265	3,320,428
Series 2016-C03, Class 2M1 3.437% (LIBOR 1 Month + 2.20%), 10/25/28(g)		5,747	5,804,507
Series 2016-C04, Class 1M2 5.487% (LIBOR 1 Month + 4.25%), 1/25/29(g)		5,061	5,547,832
Series 2016-C05, Class 2M2 5.687% (LIBOR 1 Month + 4.45%), 1/25/29(g)		14,307	15,676,728
Series 2016-C07, Class 2M2 5.587% (LIBOR 1 Month + 4.35%), 5/25/29(g)		4,656	5,062,533
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 6.737% (LIBOR 1 Month + 5.50%), 10/25/25(a)(g)		5,410	5,957,522

			341,794,705

Non-Agency Fixed Rate – 0.5%
Alternative Loan Trust Series 2006-19CB, Class A15 6.00%, 8/25/36		277	240,941

42 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-19CB, Class A24 6.00%, 8/25/36	U.S.$	177	$154,254
Series 2006-24CB, Class A15 5.75%, 6/25/36		2,506	2,115,664
Series 2006-26CB, Class A6 6.25%, 9/25/36		185	153,025
Series 2006-26CB, Class A8 6.25%, 9/25/36		693	571,644
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		2,027	1,678,280
Series 2006-J1, Class 1A11 5.50%, 2/25/36		1,685	1,535,582
Series 2007-13, Class A2 6.00%, 6/25/47		3,137	2,690,995
Series 2007-15CB, Class A19 5.75%, 7/25/37		525	472,711
BCAP LLC Trust Series 2009-RR13, Class 17A3 5.876%, 4/26/37(a)		1,726	1,345,601
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(a)		2,804	2,302,017
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		4,069	3,874,741
Series 2007-AR4, Class 1A1A 3.344%, 3/25/37		520	502,763
Series 2010-3, Class 2A2 6.00%, 8/25/37(a)		1,444	1,257,552
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-16, Class A1 6.50%, 10/25/37		1,958	1,779,597
Series 2007-3, Class A30 5.75%, 4/25/37		1,808	1,574,604
Series 2007-HY4, Class 1A1 3.391%, 9/25/47		904	844,837
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(a)		409	332,069
Series 2010-9R, Class 1A5 4.00%, 8/27/37(a)		2,158	2,140,427
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		1,112	932,958
JP Morgan Mortgage Trust Series 2006-S4, Class A3 6.00%, 1/25/37		743	627,248

abfunds.com	AB GLOBAL BOND FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35	U.S.$	980	$885,792
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 9/25/35		1,552	1,474,385
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 3.346%, 12/28/37		4,126	3,983,201

			33,470,888

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 1.487% (LIBOR 1 Month + 0.25%), 4/25/37(g)		1,048	555,644

Total Collateralized Mortgage Obligations (cost $355,836,681)			375,821,237

MORTGAGE PASS-THROUGHS – 4.5%
Agency Fixed Rate 30-Year – 4.3%
Federal National Mortgage Association 3.50%, 10/01/47, TBA		63,450	65,408,029
4.00%, 10/25/47, TBA		120,129	126,464,215
4.50%, 10/25/47, TBA		91,500	98,205,230
5.00%, 12/01/39		21	22,806
Series 2005 5.50%, 2/01/35		22	24,318
Series 2007 5.50%, 9/01/36-8/01/37		28	31,282
5.50%, 9/01/36-5/01/38		2,860	3,199,080
Series 2008 5.50%, 3/01/37		7	7,688

			293,362,648

Other Agency Fixed Rate Programs – 0.2%
Canadian Mortgage Pools 6.125%, 12/15/24	CAD	14,749	13,887,798

Total Mortgage Pass-Throughs (cost $306,828,013)			307,250,446

CORPORATES – NON-INVESTMENT GRADE – 3.2%
Industrial – 2.0%
Basic – 0.1%
NOVA Chemicals Corp. 5.00%, 5/01/25(a)	U.S.$	63	64,285

44 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.25%, 8/01/23(a)	U.S.$	3,890	$4,011,084

			4,075,369

Capital Goods – 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.25%, 9/15/22(a)		200	205,508
CNH Industrial Capital LLC 4.375%, 4/05/22		102	107,162
Tervita Escrow Corp. 7.625%, 12/01/21(h)		74	74,922

			387,592

Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 2/01/28(a)		110	110,053
SFR Group SA 6.00%, 5/15/22(a)		200	208,927
7.375%, 5/01/26(a)		7,208	7,764,530
Sirius XM Radio, Inc. 3.875%, 8/01/22(a)		95	97,327
TEGNA, Inc. 4.875%, 9/15/21(a)		100	102,355

			8,283,192

Communications - Telecommunications – 0.4%
CenturyLink, Inc. Series S 6.45%, 6/15/21		3,975	4,149,177
Series T 5.80%, 3/15/22		5,612	5,594,653
Series Y 7.50%, 4/01/24(f)		3,600	3,727,285
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		5,988	5,732,025
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		4,645	4,705,557

			23,908,697

Consumer Cyclical - Automotive – 0.0%
LKQ Italia Bondco SpA 3.875%, 4/01/24(a)	EUR	1,414	1,837,565

Consumer Cyclical - Other – 0.2%
Cirsa Funding Luxembourg SA 5.875%, 5/15/23(a)		2,072	2,571,907

abfunds.com	AB GLOBAL BOND FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

International Game Technology PLC 4.75%, 2/15/23(a)	EUR	4,080	$5,378,893
6.50%, 2/15/25(a)	U.S.$	3,090	3,473,611
PulteGroup, Inc. 6.375%, 5/15/33		26	28,176
7.875%, 6/15/32		11	13,472

			11,466,059

Consumer Cyclical - Retailers – 0.0%
Dufry Finance SCA 4.50%, 8/01/23(a)	EUR	2,452	3,084,608
Group 1 Automotive, Inc. 5.25%, 12/15/23(a)	U.S.$	90	91,067

			3,175,675

Consumer Non-Cyclical – 0.6%
CHS/Community Health Systems, Inc. 5.125%, 8/01/21		3,485	3,445,393
6.25%, 3/31/23		6,100	6,011,227
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)		4,459	3,678,675
Endo Finance LLC 5.75%, 1/15/22(a)		100	87,971
LifePoint Health, Inc. 5.875%, 12/01/23		89	94,109
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875%, 4/15/20(a)		4,794	4,768,856
5.75%, 8/01/22(a)		1,312	1,280,265
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	2,410	3,034,219
Tenet Healthcare Corp. 4.375%, 10/01/21	U.S.$	3,911	3,962,844
4.50%, 4/01/21		5,670	5,779,000
Valeant Pharmaceuticals International, Inc. 4.50%, 5/15/23(a)	EUR	4,350	4,406,028
5.375%, 3/15/20(a)	U.S.$	60	59,868
5.875%, 5/15/23(a)		3,798	3,351,735
6.125%, 4/15/25(a)		2,532	2,217,343

			42,177,533

Energy – 0.4%
California Resources Corp. 5.50%, 9/15/21		363	193,298
8.00%, 12/15/22(a)		972	633,015
Cheniere Energy Partners LP 5.25%, 10/01/25(a)		8,613	8,807,886

46 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	U.S.$	2,055	$1,533,544
7.875%, 8/15/25		55	58,147
Golden Energy Offshore Services AS 5.00%, 12/31/17(h)(i)	NOK	30,898	1,745,769
Nabors Industries, Inc. 5.50%, 1/15/23	U.S.$	6,040	6,001,797
QEP Resources, Inc. 5.25%, 5/01/23		3,577	3,481,347
Range Resources Corp. 5.00%, 8/15/22-3/15/23(a)		104	103,641
SandRidge Energy, Inc. 7.50%, 2/15/23(i)(j)(k)(l)		1,894	– 0	–
Southern Star Central Corp. 5.125%, 7/15/22(a)		5,000	5,178,815
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		100	107,304

			27,844,563

Transportation - Services – 0.2%
Europcar Groupe SA 5.75%, 6/15/22(a)(f)	EUR	3,715	4,642,077
Herc Rentals, Inc. 7.75%, 6/01/24(a)	U.S.$	996	1,078,646
Hertz Corp. (The) 5.50%, 10/15/24(a)		5,860	5,285,685
6.75%, 4/15/19		1,739	1,738,958
Loxam SAS 4.25%, 4/15/24(a)	EUR	1,564	1,979,326
7.00%, 7/23/22(a)(f)		1,434	1,794,805

			16,519,497

			139,675,742

Financial Institutions – 1.2%
Banking – 1.0%
Bank of America Corp. Series DD 6.30%, 3/10/26(d)	U.S.$	250	282,639
Bank of Ireland 7.375%, 6/18/20(a)(d)	EUR	6,397	8,407,259
Barclays Bank PLC 6.86%, 6/15/32(a)(d)	U.S.$	1,118	1,344,127
7.434%, 12/15/17(a)(d)		180	181,084
Barclays PLC 7.875%, 3/15/22(a)(d)		200	218,613
8.00%, 12/15/20(d)	EUR	10,585	14,050,193
Citigroup, Inc. Series P 5.95%, 5/15/25(d)	U.S.$	4,225	4,568,070

abfunds.com	AB GLOBAL BOND FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series T 6.25%, 8/15/26(d)	U.S.$	95	$106,795
Countrywide Capital III Series B 8.05%, 6/15/27		1,037	1,323,261
Credit Agricole SA 8.125%, 12/23/25(a)(d)		200	236,750
8.375%, 10/13/19(a)(d)		175	193,694
Credit Suisse Group AG 7.50%, 12/11/23(a)(d)		200	226,000
ING Groep NV 6.875%, 4/16/22(a)(d)		205	220,823
Intesa Sanpaolo SpA 3.928%, 9/15/26(a)	EUR	1,032	1,313,914
5.017%, 6/26/24(a)	U.S.$	8,032	8,145,637
Lloyds Banking Group PLC 6.657%, 5/21/37(a)(d)		129	148,964
7.50%, 6/27/24(d)		2,630	2,944,416
Royal Bank of Scotland Group PLC 2.001%, 12/31/17(a)(d)	EUR	550	627,293
6.10%, 6/10/23	U.S.$	4,150	4,600,200
6.125%, 12/15/22		5,490	6,060,175
8.625%, 8/15/21(d)		8,654	9,606,165
Series U 3.655%, 9/30/27(d)		3,700	3,543,845
Standard Chartered PLC 2.821% (LIBOR 3 Month + 1.51%), 1/30/27(a)(d)(g)		200	172,314
7.75%, 4/02/23(a)(d)		200	216,917

			68,739,148

Brokerage – 0.0%
LPL Holdings, Inc. 5.75%, 9/15/25(a)		94	97,502

Finance – 0.2%
Navient Corp. 6.50%, 6/15/22		109	115,652
6.625%, 7/26/21		8,420	9,025,213
8.00%, 3/25/20		410	452,253

			9,593,118

			78,429,768

Total Corporates – Non-Investment Grade (cost $212,539,148)			218,105,510

48 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 3.1%
Canada – 3.1%
Province of Ontario Canada 2.40%, 6/02/26	CAD	14,705	$11,471,491
2.60%, 6/02/25-6/02/27		124,023	98,055,631
Province of Quebec Canada 2.75%, 9/01/25-9/01/27		126,650	101,419,771

Total Local Governments – Provincial Bonds (cost $209,763,840)			210,946,893

GOVERNMENTS – SOVEREIGN AGENCIES – 2.6%
Canada – 2.3%
Canada Housing Trust No. 1 1.90%, 9/15/26(a)		43,165	32,869,676
2.90%, 6/15/24(a)		51,445	42,752,063
3.80%, 6/15/21(a)		100,595	85,853,670

Germany – 0.3%
FMS Wertmanagement AoeR 1.125%, 9/03/18(a)	EUR	10,800	12,958,924
3.375%, 6/17/21		1,500	2,008,830
3.00%, 8/03/18(a)		3,500	4,258,859

Total Governments – Sovereign Agencies (cost $181,146,477)			180,702,022

EMERGING MARKETS – TREASURIES – 2.1%
Argentina – 0.6%
Argentina POM Politica Monetaria Series POM 26.25% (ARPP7DRR), 6/21/20(g)	ARS	34,145	2,057,447
Argentine Bonos del Tesoro 15.50%, 10/17/26		238,339	14,614,224
16.00%, 10/17/23		447,533	26,671,207

Brazil – 0.7%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	147,175	48,165,368

Turkey – 0.8%
Turkey Government Bond 11.00%, 2/24/27	TRY	189,698	54,213,500

abfunds.com	AB GLOBAL BOND FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Total Emerging Markets – Treasuries (cost $149,750,529)			$145,721,746

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.9%
Non-Agency Fixed Rate CMBS – 0.9%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 2/10/36(a)(i)	U.S.$	11,986	12,040,207
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		8,400	8,486,285
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.259%, 11/10/46(a)(i)		2,783	2,657,190
Series 2014-GC23, Class D 4.666%, 7/10/47(a)(i)		2,196	1,918,817
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46		63	62,673
Series 2013-CR6, Class D 4.264%, 3/10/46(a)(i)		7,385	6,827,940
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		2,780	2,733,394
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.565%, 8/10/44(a)(i)		1,000	983,558
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		4,825	4,803,739
GS Mortgage Securities Trust 2013-GCJ12 Series 2013-GC12, Class C 4.179%, 6/10/46(e)(i)		4,270	4,246,501
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(i)		1,619	1,617,997
Series 2011-C5, Class D 5.588%, 8/15/46(a)(i)		890	894,940
Series 2012-CBX, Class E 5.386%, 6/15/45(a)(i)		4,544	4,566,180
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.818%, 11/15/48(i)		3,145	3,126,644
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 Series 2014-C14, Class D 4.986%, 2/15/47(a)(i)		4,250	3,924,235

50 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 5.055%, 8/15/45(a)(i)	U.S.$	1,600	$1,551,462
Series 2013-C14, Class A5 3.337%, 6/15/46		21	22,234
Series 2013-C18, Class D 4.816%, 12/15/46(a)(i)		3,000	2,729,664

			63,193,660

Non-Agency Floating Rate CMBS – 0.8%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class C 5.184% (LIBOR 1 Month + 3.95%), 11/15/21(a)(g)(i)		9,507	9,523,160
Citigroup Commercial Mortgage Trust Series 2015-SHP2, Class E 5.585% (LIBOR 1 Month + 4.35%), 7/15/27(a)(g)(i)		2,315	2,329,190
CLNS Trust Series 2017-IKPR, Class F 5.735% (LIBOR 1 Month + 4.50%), 6/11/32(a)(g)(i)		5,743	5,753,885
CSMC Mortgage-Backed Trust Series 2016-MFF, Class D 5.827% (LIBOR 1 Month + 4.60%), 11/15/33(a)(g)(i)		5,886	5,934,195
H/2 Asset Funding NRE Series 2015-1A 2.888% (LIBOR 1 Month + 1.65%), 6/24/49(g)(h)(i)		4,394	4,394,184
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSD 4.892% (LIBOR 1 Month + 3.66%), 8/15/26(a)(g)(i)		6,800	6,890,482
Series 2015-XLF2, Class SNMD 2.969% (LIBOR 1 Month + 1.73%), 11/15/26(g)(h)(i)		5,700	5,139,054
Starwood Retail Property Trust Series 2014-STAR, Class A 2.454% (LIBOR 1 Month + 1.22%), 11/15/27(a)(g)		15,265	15,234,853

			55,199,003

Agency CMBS – 0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		10,273	10,646,319

abfunds.com	AB GLOBAL BOND FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Total Commercial Mortgage-Backed Securities (cost $127,194,034)			$129,038,982

COVERED BONDS – 1.7%
Banco de Sabadell SA 0.875%, 11/12/21(a)	EUR	2,500	3,041,253
Bank of Nova Scotia (The) 0.75%, 9/17/21(a)		9,465	11,501,398
BPCE SFH SA 1.00%, 2/24/25(a)		8,800	10,755,208
CaixaBank SA Series 27 0.00% (EURIBOR 3 Month + 0.08%), 1/09/18(g)		2,600	3,073,917
Danske Bank A/S 4.125%, 11/26/19		2,350	3,040,408
1.25%, 6/11/21(a)		9,195	11,389,703
National Australia Bank Ltd. 1.375%, 5/28/21(a)		8,427	10,457,686
National Bank of Canada 1.50%, 3/25/21(a)		7,599	9,456,896
Nationwide Building Society 4.625%, 2/08/21(a)		4,879	6,667,919
Royal Bank of Canada 1.625%, 8/04/20(a)		8,910	11,054,654
Santander UK PLC 1.625%, 11/26/20(a)		8,950	11,143,050
4.25%, 4/12/21(a)		8,100	11,002,410
Societe Generale SFH SA 1.00%, 12/19/17		100	118,544
Swedbank Hypotek AB 1.125%, 5/21/21(a)		9,200	11,346,933

Total Covered Bonds (cost $106,723,759)			114,049,979

EMERGING MARKETS – SOVEREIGNS – 0.8%
Angola – 0.1%
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(a)	U.S.$	5,663	5,832,375

Argentina – 0.1%
Argentine Republic Government International Bond 5.625%, 1/26/22		8,395	8,814,750

52 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bahrain – 0.1%
Bahrain Government International Bond 7.00%, 10/12/28(a)	U.S.$	8,935	$9,113,700

Dominican Republic – 0.3%
Dominican Republic International Bond 5.95%, 1/25/27(a)		7,617	8,169,233
7.50%, 5/06/21(a)		9,410	10,433,337

			18,602,570

Egypt – 0.2%
Egypt Government International Bond 7.50%, 1/31/27(a)		8,593	9,355,629

Ivory Coast – 0.0%
Ivory Coast Government International Bond 5.125%, 6/15/25(a)	EUR	1,087	1,326,479

Total Emerging Markets – Sovereigns (cost $51,086,586)			53,045,503

EMERGING MARKETS – CORPORATE BONDS – 0.7%
Industrial – 0.7%
Basic – 0.0%
Elementia SAB de CV 5.50%, 1/15/25(a)	U.S.$	1,972	2,065,670
VM Holding SA 5.375%, 5/04/27(a)		200	209,920

			2,275,590

Capital Goods – 0.1%
Ferreycorp SAA 4.875%, 4/26/20(a)		486	494,488
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)		8,945	3,376,738
5.25%, 6/27/29(a)		2,996	1,093,540
7.125%, 6/26/42(a)		3,863	1,467,940

			6,432,706

Consumer Cyclical - Other – 0.0%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(a)		1,416	1,459,266

Consumer Non-Cyclical – 0.2%
Cosan Ltd. 5.95%, 9/20/24(a)		1,358	1,389,928
MARB BondCo PLC 7.00%, 3/15/24(a)		8,176	8,051,316

abfunds.com	AB GLOBAL BOND FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Minerva Luxembourg SA 6.50%, 9/20/26(a)	U.S.$	2,035	$2,057,131
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(h)(j)(m)		4,300	215,000

			11,713,375

Energy – 0.3%
Petrobras Global Finance BV 4.75%, 1/14/25	EUR	2,325	2,947,141
6.125%, 1/17/22	U.S.$	8,607	9,240,088
8.75%, 5/23/26		6,843	8,235,893

			20,423,122

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(a)		2,960	3,211,600

			45,515,659

Financial Institutions – 0.0%
Banking – 0.0%
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(a)		200	204,405
Turkiye Vakiflar Bankasi TAO 5.50%, 10/27/21(a)		200	204,000

			408,405

Total Emerging Markets – Corporate Bonds (cost $54,420,701)			45,924,064

QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Chile – 0.0%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(a)		275	273,691

China – 0.3%
Sinopec Group Overseas Development 2017 Ltd. 2.375%, 4/12/20(a)		270	270,080
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)		8,049	8,592,622
State Grid Overseas Investment 2016 Ltd. 2.25%, 5/04/20(a)		15,757	15,717,608

			24,580,310

Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		3,874	4,253,807

54 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kazakhstan – 0.0%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)	U.S.$	2,225	$2,425,239

Mexico – 0.2%
Petroleos Mexicanos 4.875%, 1/18/24		12,350	12,806,950
5.375%, 3/13/22(a)		98	104,556

			12,911,506

Total Quasi-Sovereigns (cost $42,863,109)			44,444,553

GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Germany – 0.4%
Kreditanstalt fuer Wiederaufbau 3.875%, 1/21/19	EUR	22,100	27,631,606

Qatar – 0.0%
Qatar Government International Bond 5.25%, 1/20/20(a)	U.S.$	100	106,125

Total Governments – Sovereign Bonds (cost $31,902,494)			27,737,731

ASSET-BACKED SECURITIES – 0.4%
Other ABS - Fixed Rate – 0.3%
Atlas 2014-1 Limited Series 2014-1 6.875%, 12/15/39(i)		2,002	2,004,984
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(a)(i)		3,648	3,670,586
Series 2014-2A, Class C 3.869%, 10/15/49(a)(i)		3,008	3,072,236
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 2/25/26(a)(i)		9,493	9,621,718

			18,369,524

Autos - Fixed Rate – 0.1%
CPS Auto Trust Series 2017-A, Class D 4.61%, 12/15/22(a)		2,000	2,052,159
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(a)		5,067	5,042,637

abfunds.com	AB GLOBAL BOND FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Santander Drive Auto Receivables Trust Series 2013-3, Class C 1.81%, 4/15/19	U.S.$	– 0	–**	$105

				7,094,901

Total Asset-Backed Securities (cost $25,180,024)				25,464,425

BANK LOANS – 0.3%
Industrial – 0.3%
Capital Goods – 0.1%
Accudyne Industries Borrower S.C.A./Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.083% (LIBOR 3 Month + 3.75%), 8/18/24(n)		4,394		4,402,891
Gardner Denver, Inc. 4.083% (LIBOR 3 Month + 2.75%), 7/30/24(n)		1,352		1,353,077

				5,755,968

Consumer Cyclical - Retailers – 0.0%
Burlington Coat Factory Warehouse Corporation 3.99% (LIBOR 3 Month + 2.75%), 8/13/21(n)		773		774,114
Harbor Freight Tools USA, Inc. 4.485% (LIBOR 1 Month + 3.25%), 8/18/23(n)		843		846,652

				1,620,766

Energy – 0.2%
California Resources Corporation 11.609% (LIBOR 1 Month + 10.38%), 12/31/21(n)		9,558		10,175,004
Chesapeake Energy Corporation 8.814% (LIBOR 3 Month + 7.50%), 8/23/21(n)		4,490		4,833,287

				15,008,291

Technology – 0.0%
Avaya Inc. 5.817% (LIBOR 3 Month + 4.50%), 10/26/17(n)		103		86,366
8.737% (LIBOR 1 Month + 7.50%), 1/24/18(n)		1,301		1,309,827

				1,396,193

Total Bank Loans (cost $22,761,123)				23,781,218

WHOLE LOAN TRUSTS – 0.3%
Performing Asset – 0.3%
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(i)(k)(l)		325		325,028

56 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

16.00%, 9/30/20(i)(k)(l)	MXN	71,000	$3,898,940
AlphaCredit Capital, SA de CV 17.25%, 8/06/19(g)(i)(k)(l)		15,341	842,458
Deutsche Bank Mexico SA 8.00%, 10/31/34(i)(k)(l)		50,354	1,769,702
8.00%, 10/31/34(e)(i)(k)(l)		37,657	1,323,476
Flexpath Wh I LLC Series B 11.00%, 4/01/21(i)(k)(l)	U.S.$	1,506	849,071
Series B2 11.00%, 1/01/22(i)(k)(l)		2,845	1,871,325
Series B3 11.00%, 9/01/22(i)(k)(l)		519	325,088
Recife Funding Zero Coupon, 11/05/29(i)(k)(l)		5,532	4,664,424
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(i)(k)(l)		5,038	3,322,476
Sheridan Consumer Finance Trust 10.86%, 3/01/21(g)(i)(k)(l)		3,374	3,121,377

Total Whole Loan Trusts (cost $28,812,627)			22,313,365

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.3%
United States – 0.3%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/28		245	275,475
State of California Series 2010 7.625%, 3/01/40		30	45,970
7.95%, 3/01/36		10,685	12,044,346
State of Illinois Series 2010 7.35%, 7/01/35		4,440	5,091,970
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30		3,400	4,029,442

Total Local Governments – US Municipal Bonds (cost $18,962,413)			21,487,203

		Shares
COMMON STOCKS – 0.2%
Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
SandRidge Energy, Inc.(j)		4,301	86,407

abfunds.com	AB GLOBAL BOND FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

Financials – 0.2%
Diversified Financial Services – 0.0%
iPayment, Inc.(i)(j)(k)(l)		2,345,515	$1,501,130

Insurance – 0.2%
Mt. Logan Re Ltd. (Preference Shares)(i)(j)(o)(p)		9,702	10,068,089

Total Common Stocks (cost $12,591,154)			11,655,626

		Principal Amount (000)
LOCAL GOVERNMENTS – REGIONAL BONDS – 0.2%
Argentina – 0.2%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(a)	U.S.$	7,208	7,442,260
9.125%, 3/16/24(a)		748	860,200
Provincia de Cordoba 7.125%, 6/10/21(a)		2,299	2,465,677

Total Local Governments – Regional Bonds (cost $10,349,081)			10,768,137

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Diversified Financial Services – 0.0%
iPayment, Inc. 1.00%(i)(k)(l)		14,147	1,414,700

REITS – 0.1%
Ventas Realty LP/Ventas Capital Corp. 5.45%		227,075	5,772,246

Total Preferred Stocks (cost $7,091,575)			7,186,946

		Principal Amount (000)
COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
Dryden 43 Senior Loan Fund Series 2016-43A, Class A 2.696% (LIBOR 3 Month + 1.54%), 7/20/29(a)(g)(i)	U.S.$	250	254,706

58 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Madison Park Funding XII Ltd. Series 2014-12A, Class AR 2.416% (LIBOR 3 Month + 1.26%), 7/20/26(a)(g)(i)	U.S.$	377	$379,341
Voya CLO Ltd. Series 2016-1A, Class D 7.706% (LIBOR 3 Month + 6.55%), 1/20/27(a)(g)(i)		3,500	3,509,104

Total Collateralized Loan Obligations (cost $4,030,473)			4,143,151

		Shares
INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
Calibrate Real Estate Fund(j)(k)(l)(q) (cost $1,305,477)		10,047	1,852,957

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
USD/MXN Expiration: Aug 2018; Contracts: 574,875,000; Exercise Price: MXN 17.50; Counterparty: Credit Suisse International(j)	MXN	574,875,000	403,328
EUR/SEK Expiration: Mar 2018; Contracts: 1,076,591,250; Exercise Price: SEK 9.45; Counterparty: Citibank, NA(j)	SEK	1,076,591,250	1,225,703

Total Options Purchased – Puts (premiums paid $1,844,919)			1,629,031

		Principal Amount (000)
AGENCIES – 0.0%
Agency Debentures – 0.0%
Federal National Mortgage Association 6.625%, 11/15/30	U.S.$	150	212,789
6.25%, 5/15/29		95	127,930

abfunds.com	AB GLOBAL BOND FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20	U.S.$	225	$213,997

Total Agencies (cost $517,416)			554,716

		Shares
WARRANTS – 0.0%
Encore Automotive Acceptance, expiring 7/05/31(i)(j)(k)(l)		27	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(i)(j)(k)(l)		42,267	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(j)		3,724	2,793
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(j)		1,568	1,082

Total Warrants (cost $27,089)			3,875

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.83%(r)(s)(t) (cost $103,178,542)		103,178,542	103,178,542

		Principal Amount (000)
Emerging Markets - Sovereigns – 0.2%
Citigroup Global Markets Holdings, Inc./United States Series E Zero Coupon, 3/08/18(a)	EGP	165,270	8,650,035
HSBC Bank PLC Zero Coupon, 11/02/17(a)(i)		122,225	6,807,552

Total Emerging Markets – Sovereigns (cost $15,426,958)			15,457,587

Time Deposits – 0.2%
BBH, Grand Cayman 0.042%, 10/02/17	NOK	404	50,666
0.70%, 10/02/17	NZD	108	77,980
BNP Paribas, Paris 0.01%, 10/02/17	SGD	540	398,098
Royal Bank of Canada, Toronto 0.15%, 10/02/17	CAD	2,549	2,043,110

60 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Standard Chartered Bank, London 0.59%, 10/02/17	U.S.$	6,902	$6,901,637
Sumitomo, Tokyo (0.556)%, 10/02/17	EUR	790	933,827
(0.23)%, 10/02/17	JPY	83,479	741,868

Total Time Deposits (cost $11,179,102)			11,147,186

Total Short-Term Investments (cost $129,784,602)			129,783,315

Total Investments – 104.8% (cost $6,963,419,945)			7,144,967,938
Other assets less liabilities – (4.8)%			(329,905,929)

Net Assets – 100.0%			$6,815,062,009

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Australia 10 Yr Bond Futures	99	December 2017	AUD	9,900	$10,031,550	$9,865,513	$(166,037)
Euro-OAT Futures	198	December 2017	EUR	19,800	36,550,990	36,305,273	(245,717)
U.S. Long Bond (CBT) Futures	25	December 2017	USD	2,500	3,858,985	3,820,313	(38,672)
U.S. T-Note 2 Yr (CBT) Futures	1,066	December 2017	USD	213,200	230,605,876	229,939,532	(666,344)
U.S. T-Note 10 Yr (CBT) Futures	263	December 2017	USD	26,300	33,306,484	32,957,187	(349,297)
U.S. Ultra Bond (CBT) Futures	90	December 2017	USD	9,000	15,081,586	14,861,250	(220,336)
UK Long Gilt Bond Futures	201	December 2017	GBP	20,100	34,194,401	33,365,839	(828,562)

abfunds.com	AB GLOBAL BOND FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Sold Contracts
10 Yr Japan Bond (OSE) Futures	30	December 2017	JPY	3,000,000	$40,275,850	$40,084,426	$191,424
Canada 10 Yr Bond Futures	1,401	December 2017	CAD	140,100	154,876,626	151,917,692	2,958,934
Euro Buxl 30 Yr Bond Futures	255	December 2017	EUR	25,500	50,331,164	49,204,033	1,127,131
Euro-BOBL Futures	1,503	December 2017	EUR	150,300	234,038,087	233,027,586	1,010,501
Euro-Bund Futures	944	December 2017	EUR	94,400	180,652,787	179,641,045	1,011,742
Euro-Schatz Futures	443	December 2017	EUR	44,300	58,730,159	58,709,216	20,943
U.S. 10 Yr Ultra Futures	1,359	December 2017	USD	135,900	184,717,828	182,551,922	2,165,906
U.S. T-Note 2 Yr (CBT) Futures	85	December 2017	USD	17,000	18,409,141	18,334,766	74,375
U.S. T-Note 5 Yr (CBT) Futures	276	December 2017	USD	27,600	32,619,992	32,430,000	189,992
U.S. T-Note 10 Yr (CBT) Futures	6	December 2017	USD	600	758,437	751,875	6,562
U.S. Ultra Bond (CBT) Futures	218	December 2017	USD	21,800	36,412,813	35,997,250	415,563

							$6,658,108

62 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	CNH	559,939	USD	85,048	11/28/17	$1,082,041
Bank of America, NA	BRL	87,210	USD	27,529	10/03/17	(7,388)
Bank of America, NA	USD	27,287	BRL	87,210	10/03/17	248,564
Bank of America, NA	MXN	4,275,446	USD	238,293	10/06/17	3,628,775
Bank of America, NA	BRL	87,210	USD	27,177	11/03/17	(235,960)
Bank of America, NA	USD	32,467	RUB	1,878,902	11/22/17	(149,538)
Bank of America, NA	USD	2,789	RUB	162,686	12/11/17	110
Barclays Bank PLC	JPY	50,409,948	USD	453,913	12/05/17	4,597,173
BNP Paribas SA	CAD	939,956	USD	750,706	11/10/17	(2,808,013)
BNP Paribas SA	USD	44,061	CAD	55,285	11/10/17	258,047
BNP Paribas SA	AUD	304,550	USD	243,282	11/30/17	4,562,833
BNP Paribas SA	GBP	302,306	USD	409,606	12/01/17	3,791,348
Brown Brothers Harriman & Co.	EUR	1,206	USD	1,438	10/04/17	12,309
Brown Brothers Harriman & Co.	EUR	3,300	USD	3,889	10/04/17	(12,485)
Brown Brothers Harriman & Co.	USD	15,717	EUR	13,375	10/04/17	91,913
Brown Brothers Harriman & Co.	USD	18,362	EUR	15,444	10/04/17	(107,992)
Brown Brothers Harriman & Co.	PLN	21,273	USD	5,865	10/20/17	35,227
Brown Brothers Harriman & Co.	SGD	37,612	USD	27,519	11/16/17	(223,397)
Brown Brothers Harriman & Co.	EUR	2,655	USD	3,143	12/15/17	(8,683)
Citibank, NA	BRL	112,720	USD	35,035	10/03/17	(555,858)
Citibank, NA	USD	35,581	BRL	112,720	10/03/17	9,549
Citibank, NA	EUR	96,705	USD	111,212	10/04/17	(3,090,383)
Citibank, NA	NZD	68,102	AUD	62,616	11/30/17	(50,930)
Citibank, NA	SEK	566,432	USD	70,911	12/13/17	1,072,838
Citibank, NA	TRY	10,571	USD	2,931	3/13/18	97,193
Citibank, NA	SEK	644,792	EUR	66,988	4/03/18	(40,213)
Credit Suisse International	BRL	180,458	USD	56,665	10/03/17	(313,101)
Credit Suisse International	USD	56,963	BRL	180,458	10/03/17	15,288
Credit Suisse International	EUR	113,119	USD	133,395	10/04/17	(308,021)
Credit Suisse International	USD	35,605	MXN	631,744	10/06/17	(930,954)
Credit Suisse International	USD	2,857	TRY	10,342	10/18/17	31,985
Credit Suisse International	CAD	9,171	MXN	132,027	11/08/17	(145,912)
Credit Suisse International	USD	14,102	SEK	122,705	11/20/17	1,004,309
Credit Suisse International	CAD	9,760	NOK	61,107	11/29/17	(143,152)

abfunds.com	AB GLOBAL BOND FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	CHF	6,763	SEK	56,750	11/30/17	$(20,227)
Credit Suisse International	CHF	6,763	SEK	56,277	12/01/17	(78,564)
Credit Suisse International	SEK	270,941	USD	33,524	12/13/17	118,467
Credit Suisse International	AUD	10,284	CHF	7,489	12/19/17	(284,105)
Credit Suisse International	USD	2,983	TRY	11,640	12/21/17	208,383
Credit Suisse International	AUD	4,123	NOK	26,224	12/27/17	68,515
Credit Suisse International	USD	2,931	TRY	10,571	3/13/18	(97,164)
Credit Suisse International	EUR	66,988	SEK	644,795	4/03/18	40,596
Credit Suisse International	CHF	10,788	NOK	89,288	4/30/18	(36,754)
Credit Suisse International	USD	3,472	MXN	64,664	7/23/18	(76,528)
Credit Suisse International	MXN	271,293	USD	14,323	8/06/18	103,947
Credit Suisse International	USD	14,323	MXN	271,293	8/06/18	(103,936)
Deutsche Bank AG	USD	3,405	ZAR	46,303	11/02/17	(2,402)
Deutsche Bank AG	MXN	14,819	CAD	1,029	11/08/17	16,241
Deutsche Bank AG	NOK	61,107	CAD	9,760	11/29/17	143,132
Deutsche Bank AG	SEK	56,750	CHF	6,763	11/30/17	20,278
Deutsche Bank AG	CHF	7,489	AUD	10,284	12/19/17	284,244
Deutsche Bank AG	NOK	26,224	AUD	4,123	12/27/17	(68,493)
Deutsche Bank AG	NOK	89,289	CHF	10,788	4/30/18	36,747
Goldman Sachs Bank USA	BRL	205,968	USD	65,015	10/03/17	(17,449)
Goldman Sachs Bank USA	USD	64,500	BRL	205,968	10/03/17	532,553
Goldman Sachs Bank USA	EUR	1,017,004	USD	1,166,768	10/04/17	(35,294,766)
Goldman Sachs Bank USA	MXN	350,573	USD	19,680	10/06/17	437,944
Goldman Sachs Bank USA	TRY	10,342	USD	2,857	10/18/17	(31,991)
Goldman Sachs Bank USA	PLN	21,707	EUR	5,076	10/27/17	58,675
Goldman Sachs Bank USA	MXN	117,211	CAD	8,142	11/08/17	129,521
Goldman Sachs Bank USA	NZD	111,565	USD	80,878	11/30/17	390,256
HSBC Bank USA	USD	3,951	EUR	3,332	10/04/17	(12,962)
HSBC Bank USA	USD	30,969	MXN	558,131	10/06/17	(335,704)
JPMorgan Chase Bank, NA	EUR	15,318	USD	18,447	10/04/17	341,063
JPMorgan Chase Bank, NA	USD	16,878	EUR	14,173	10/04/17	(125,383)

64 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	CAD	32,138	MXN	458,731	10/06/17	$(579,128)
JPMorgan Chase Bank, NA	KRW	19,111,604	USD	16,681	10/10/17	(10,927)
JPMorgan Chase Bank, NA	USD	17,156	KRW	19,111,604	10/10/17	(463,521)
JPMorgan Chase Bank, NA	CAD	9,874	NZD	10,608	10/17/17	(254,265)
JPMorgan Chase Bank, NA	NZD	10,608	CAD	9,874	10/17/17	254,222
JPMorgan Chase Bank, NA	USD	40,265	TRY	140,084	10/17/17	(1,121,872)
JPMorgan Chase Bank, NA	EUR	5,076	PLN	21,707	10/27/17	(58,716)
JPMorgan Chase Bank, NA	ZAR	46,303	USD	3,405	11/02/17	2,415
JPMorgan Chase Bank, NA	AUD	11,846	JPY	963,655	11/06/17	(709,326)
JPMorgan Chase Bank, NA	JPY	963,640	AUD	11,846	11/06/17	709,465
JPMorgan Chase Bank, NA	SEK	122,706	USD	14,102	11/20/17	(1,004,342)
JPMorgan Chase Bank, NA	USD	101,533	TWD	3,046,637	11/22/17	(1,023,391)
JPMorgan Chase Bank, NA	CHF	12,016	USD	12,593	11/29/17	137,825
JPMorgan Chase Bank, NA	SEK	56,277	CHF	6,763	12/01/17	78,570
JPMorgan Chase Bank, NA	USD	27,332	JPY	3,068,373	12/05/17	16,962
JPMorgan Chase Bank, NA	ZAR	1,047,718	USD	77,938	12/07/17	1,375,048
JPMorgan Chase Bank, NA	RUB	162,686	USD	2,789	12/11/17	(110)
JPMorgan Chase Bank, NA	TRY	11,640	USD	2,983	12/21/17	(208,366)
JPMorgan Chase Bank, NA	TRY	20,600	USD	5,737	3/08/18	206,564
JPMorgan Chase Bank, NA	USD	5,737	TRY	20,600	3/08/18	(206,649)
JPMorgan Chase Bank, NA	TRY	10,648	USD	2,902	3/20/18	52,619
JPMorgan Chase Bank, NA	USD	2,902	TRY	10,648	3/20/18	(52,619)
JPMorgan Chase Bank, NA	MXN	64,664	USD	3,472	7/23/18	76,534
Morgan Stanley Capital Services LLC	USD	97,408	GBP	71,601	12/01/17	(1,291,971)
Royal Bank of Scotland PLC	USD	41,839	CAD	51,147	11/10/17	(836,832)
Standard Chartered Bank	TWD	3,037,918	USD	100,663	11/22/17	441,128
UBS AG	KRW	148,955,840	USD	132,990	10/26/17	2,880,373

						$(23,838,654)

abfunds.com	AB GLOBAL BOND FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
AUD vs. NZD/ JPMorgan Chase Bank, NA	NZD	1.120	11/2017	47,165,000	NZD	47,165	$196,512	$(60,367)
AUD vs. NZD/ Citibank, NA	NZD	1.140	12/2017	47,419,000	NZD	47,419	193,431	(37,436)
CAD vs. AUD/ Credit Suisse International	CAD	1.030	10/2017	42,616,000	CAD	42,616	136,318	(14,994)
CAD vs. MXN/ Goldman Sachs Bank USA	MXN	15.000	11/2017	621,375,000	MXN	621,375	235,970	(164,813)
CAD vs. NOK/ Deutsche Bank AG	NOK	6.430	11/2017	268,154,000	NOK	268,154	204,948	(289,382)
CAD vs. NZD/ JPMorgan Chase Bank, NA	CAD	0.960	10/2017	43,062,000	CAD	43,062	200,546	(1,242)
CHF vs. AUD/ Deutsche Bank AG	CHF	0.760	12/2017	32,566,000	CHF	32,566	277,897	(450,984)
CHF vs. NOK/ Deutsche Bank AG	NOK	8.460	04/2018	273,258,000	NOK	273,258	562,451	(606,626)
CHF vs. SEK/ Deutsche Bank AG	SEK	8.640	11/2017	275,776,000	SEK	275,776	226,148	(137,974)
CHF vs. SEK/ JPMorgan Chase Bank, NA	SEK	8.570	11/2017	273,287,000	SEK	273,287	218,300	(204,775)
EUR vs. NOK/ Goldman Sachs Bank USA	NOK	9.590	11/2017	268,620,000	NOK	268,620	182,926	(115,752)
EUR vs. SEK/ Bank of America, NA	SEK	9.650	11/2017	272,902,000	SEK	272,902	202,245	(254,946)
EUR vs. SEK/ Goldman Sachs Bank USA	SEK	9.750	12/2017	273,989,000	SEK	273,989	155,916	(179,533)
EUR vs. SEK/ Citibank, N/A	SEK	9.850	03/2018	1,122,161,000	SEK	1,122,161	1,157,581	(1,119,557)

66 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
JPY vs. AUD/ JPMorgan Chase Bank, NA	JPY	84.800	11/2017	3,693,040,000	JPY	3,693,040	$307,961	$(1,381,842)
MXN vs. USD/ Citibank, NA	MXN	21.070	11/2017	670,026,000	MXN	670,026	496,080	(5,703)
NOK vs. AUD/ Deutsche Bank AG	NOK	6.700	12/2017	145,390,000	NOK	145,390	112,950	(25,922)
NOK vs. CAD/ Bank of America, NA	NOK	6.670	10/2017	280,807,000	NOK	280,807	182,110	(7,193)
PLN vs. EUR/ Goldman Sachs Bank USA	PLN	4.380	10/2017	123,488,000	PLN	123,488	154,280	(67,785)
RUB vs. USD/ Deutsche Bank AG	RUB	65.000	11/2017	1,036,750,000	RUB	1,036,750	283,112	(10,501)
RUB vs. USD/ JPMorgan Chase Bank, NA	RUB	65.000	11/2017	1,036,750,000	RUB	1,036,750	285,505	(10,501)
SEK vs. EUR/ Morgan Stanley Capital Services LLC	SEK	9.730	10/2017	277,729,000	SEK	277,729	145,685	(48,931)
SEK vs. EUR/ Goldman Sachs Bank USA	SEK	9.800	10/2017	275,870,000	SEK	275,870	146,744	(31,736)
SEK vs. USD/ JPMorgan Chase Bank, NA	SEK	9.060	11/2017	581,002,000	SEK	581,002	600,938	(18,689)
TRY vs. USD/ Goldman Sachs Bank USA	TRY	3.790	10/2017	61,826,000	TRY	61,826	163,919	(11,140)
TRY vs. USD/ JPMorgan Chase Bank, NA	TRY	4.300	12/2017	67,510,000	TRY	67,510	384,650	(17,451)

abfunds.com	AB GLOBAL BOND FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
TRY vs. USD/ Morgan Stanley Capital Services LLC	TRY	4.370	07/2018	71,308,000	TRY	71,308	$432,612	$(279,951)
USD vs. MXN/ Credit Suisse International	MXN	21.500	07/2018	357,115,000	MXN	357,115	284,048	(247,137)
USD vs. MXN/ JPMorgan Chase Bank, NA	MXN	20.000	07/2018	335,500,000	MXN	335,500	436,653	(483,150)
USD vs. MXN/ Credit Suisse International	MXN	22.000	08/2018	722,700,000	MXN	722,700	639,590	(447,550)
USD vs. MXN/ Goldman Sachs Bank USA	MXN	22.000	08/2018	364,430,000	MXN	364,430	300,357	(247,496)
USD vs. RUB/ JPMorgan Chase Bank, NA	RUB	61.500	12/2017	1,033,200,000	RUB	1,033,200	150,864	(114,323)
USD vs. RUB/ Credit Suisse International	RUB	65.850	02/2018	1,093,110,000	RUB	1,093,110	278,282	(127,010)
USD vs. TRY/ JPMorgan Chase Bank, NA	TRY	3.840	03/2018	128,664,000	TRY	128,664	509,960	(757,263)
USD vs. TRY/ Citibank, NA	TRY	3.860	03/2018	64,655,000	TRY	64,655	256,861	(363,238)

68 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
USD vs. TRY/ JPMorgan Chase Bank, NA	TRY	3.930	03/2018	65,926,000	TRY	65,926	$267,477	$(312,314)
USD vs. ZAR/ JPMorgan Chase Bank, NA	ZAR	14.040	10/2017	235,521,000	ZAR	235,521	122,122	(115,666)
Put
KRW vs. JPY/ JPMorgan Chase Bank, NA	KRW	9.830	10/2017	36,356,200,000	KRW	36,356,200	225,896	(17,141)
NZD vs. CAD/ JPMorgan Chase Bank, NA	CAD	0.880	10/2017	40,599,000	CAD	40,599	136,467	(63,742)

							$11,456,312	$(8,851,756)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Fre- quency	Implied Credit Spread at 9/30/2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appr./ (Depr.)
Buy Contracts
iTraxx Europe Crossover Series 28, 5 Year Index, 12/20/22*	(5.00)%	Quarterly	2.53%	EUR	30,850	$(4,325,951)	$(4,246,150)	$(79,801)
Sale Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00	Quarterly	3.26	USD	2,800	222,592	210,450	12,142

						$(4,103,359)	$(4,035,700)	$(67,659)

*	Termination date

abfunds.com	AB GLOBAL BOND FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termina- tion Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
GBP 164,000	5/21/18	6 Month LIBOR	0.78%	Semi-Annual/ Semi-Annual	$599,573	$—	$599,573
USD 339,200	8/08/18	1.564%	3 Month LIBOR	Semi-Annual/ Quarterly	(174,975)	—	(174,975)
BRL 879,500	1/02/19	9.18%	1 Day CDI	Maturity/ Maturity	(5,545,908)	—	(5,545,908)
BRL 879,500	1/02/19	1 Day CDI	9.18%	Maturity/ Maturity	5,545,908	5,344,652	201,256
BRL 858,000	1/02/19	9.235%	1 Day CDI	Maturity/ Maturity	(5,593,616)	—	(5,593,616)
BRL 858,000	1/02/19	1 Day CDI	9.235%	Maturity/ Maturity	5,593,616	5,425,516	168,100
GBP 164,000	2/20/19	0.878%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(649,628)	—	(649,628)
MXN 521,952	6/22/20	4 Week TIIE	6.77%	Monthly/ Monthly	(94,810)	—	(94,810)
BRL 423,000	1/04/21	1 Day. CDI	10.215%	Maturity/ Maturity	5,058,744	—	5,058,744
BRL 421,000	1/04/21	1 Day CDI	10.165%	Maturity/ Maturity	4,871,446	—	4,871,446
USD 1,000	3/17/21	3 Month LIBOR	1.404%	Semi-Annual/ Quarterly	(16,284)	—	(16,284)
GBP 23,580	1/09/22	6 Month LIBOR	0.911%	Semi-Annual/ Semi-Annual	(137,078)	—	(137,078)
GBP 23,580	1/09/22	0.981%	6 Month LIBOR	Semi-Annual/ Semi-Annual	38,253	—	38,253
USD 145,430	8/08/23	3 Month LIBOR	2.823%	Semi-Annual/ Quarterly	6,333,947	—	6,333,947
GBP 17,540	2/28/24	6 Month LIBOR	1.251%	Semi-Annual/ Semi-Annual	100,797	486,684	(385,887)
GBP 17,540	2/29/24	1.251%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(100,963)	—	(100,963)
USD 58,500	11/09/25	2.13%	3 Month LIBOR	Semi-Annual/ Quarterly	4,864	—	4,864
USD 600	1/30/27	2.459%	3 Month LIBOR	Semi-Annual/ Quarterly	(10,288)	—	(10,288)
MXN 191,614	6/14/27	7.09%	4 Week TIIE	Monthly/ Monthly	(15,237)	—	(15,237)
USD 150	5/05/45	3 Month LIBOR	2.566%	Semi-Annual/ Quarterly	1,328	—	1,328
USD 100	7/16/45	3 Month LIBOR	3.019%	Semi-Annual/ Quarterly	9,858	—	9,858
EUR 5,450	2/08/47	6 Month EURIBOR	1.298%	Annual/ Semi-Annual	(413,402)	—	(413,402)
EUR 5,450	2/08/47	1.426%	6 Month EURIBOR	Annual/ Semi-Annual	205,901	—	205,901
EUR 5,400	2/08/47	6 Month EURIBOR	1.293%	Annual/ Semi-Annual	(418,466)	—	(418,466)
EUR 5,400	2/08/47	1.425%	6 Month EURIBOR	Annual/ Semi-Annual	205,622	—	205,622

					$15,399,202	$11,256,852	$4,142,350

70 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 6.515% 5/22/18, 6/20/20*	5.00%	Quarterly	4.56%	USD	950	$9,647	$22,868	$(13,221)
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6/20/20*	5.00	Quarterly	0.87	USD	950	103,661	40,841	62,820
Citibank, NA
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	735	(111,181)	(104,900)	(6,281)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,088	(164,488)	(128,529)	(35,959)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	5,000	(755,500)	(753,561)	(1,939)
Nabors Industries, Inc., 6.150% 2/15/18, 6/20/20*	1.00	Quarterly	1.24	USD	950	(10,068)	(62,055)	51,987
Safeway, Inc., 7.250% 2/1/31, 6/20/20*	1.00	Quarterly	2.00	USD	950	(29,467)	(45,243)	15,776
Staples, Inc., 2.750% 1/12/18, 6/20/20*	1.00%	Quarterly	1.36%	USD	950	(13,718)	(22,062)	8,344
Weatherford International, LLC, 4.500% 4/15/22, 6/20/20*	1.00	Quarterly	2.55	USD	950	(41,857)	(48,065)	6,208
Credit Suisse International
Avon Products, Inc., 6.500% 3/1/19, 6/20/20*	1.00	Quarterly	4.36	USD	950	(88,281)	(95,864)	7,583
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	2,925	(441,968)	(176,120)	(265,848)

abfunds.com	AB GLOBAL BOND FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	5,000	$(755,500)	$(754,444)	$(1,056)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	6,500	(982,150)	(979,630)	(2,520)
Freeport-Mcmoran, Inc., 3.550% 3/1/22, 6/20/20*	1.00	Quarterly	0.77	USD	950	4,327	(39,287)	43,614
Teck Resources Ltd., 3.75% 2/1/23, 6/20/20*	1.00	Quarterly	0.52	USD	950	11,023	(41,769)	52,792
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	1.00	Quarterly	2.07	USD	950	(29,731)	(117,013)	87,282
Deutsche Bank AG
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	3.27	USD	3,000	(175,700)	(61,703)	(113,997)
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	3.27	USD	6,900	(404,110)	(281,613)	(122,497)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	53	(8,012)	(3,877)	(4,135)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	564	(85,315)	(69,513)	(15,802)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.75%	USD	618	(93,431)	(72,128)	(21,303)
Goldman Sachs International
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	3.27	USD	3,000	(175,700)	(57,115)	(118,585)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	3,346	(506,138)	(303,999)	(202,139)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	279	(42,204)	(26,289)	(15,915)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	557	(84,255)	(53,455)	(30,800)

72 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	558	$(84,407)	$(57,949)	$(26,458)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,115	(168,662)	(126,561)	(42,101)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	5,815	(878,647)	(361,581)	(517,066)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,260	(190,386)	(78,348)	(112,038)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,611	(243,556)	(182,755)	(60,801)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	979	(148,008)	(110,322)	(37,686)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	244	(36,888)	(27,695)	(9,193)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	5,000	(756,333)	(399,013)	(357,320)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	10,000	(1,512,667)	(798,027)	(714,640)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	10,000	(1,512,667)	(806,982)	(705,685)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.75%	USD	15,000	(2,269,000)	(1,250,298)	(1,018,702)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	5,000	(756,333)	(416,766)	(339,567)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	575	(86,978)	(51,045)	(35,933)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	7,947	(1,201,454)	(552,079)	(649,375)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	7,000	(1,058,283)	(485,656)	(572,627)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	20,000	(3,022,001)	(3,179,228)	157,227

						$(18,796,386)	$(13,118,830)	$(5,677,556)

*	Termination date

abfunds.com	AB GLOBAL BOND FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at September 30, 2017
Barclays Capital, Inc.†	1,556	EUR	(1.75	)%*	—	$1,823,441
Barclays Capital, Inc.†	7,366	USD	0.00%		—	7,365,938
Credit Suisse Securities (USA) LLC†	3,906	USD	(0.75	)%*	—	3,912,564
JPMorgan Chase Bank, NA†	1,798	EUR	(1.50	)%*	—	2,116,439
JPMorgan Chase Bank, NA†	2,130	EUR	(1.50	)%*	—	2,499,196

						$17,717,578

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2017

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statement of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Investment Grade	$7,365,938	$	– 0	–	$	– 0	–	$	– 0	–	$7,365,938
Corporates – Non-Investment Grade	10,351,640		—			—			—		10,351,640

Total	$17,717,578	$	– 0	–	$	– 0	–	$	– 0	–	$17,717,578

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $2,269,178,393 or 33.3% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Variable rate coupon, rate shown as of September 30, 2017.

(f)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(g)	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2017.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.54% of net assets as of September 30, 2017, are considered illiquid and restricted.

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PORTFOLIO OF INVESTMENTS (continued)

Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.737%, 4/25/26	4/29/16	$24,392,497	$25,081,097	0.37%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.737%, 4/25/26	4/29/16	79,362	79,495	0.00%
Golden Energy Offshore Services AS 5.00%, 12/31/17	5/14/14	4,257,153	1,745,769	0.03%
H/2 Asset Funding NRE Series 2015-1A 2.888%, 6/24/49	6/19/15	4,394,184	4,394,184	0.06%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMD 2.969%, 11/15/26	11/13/15	5,261,537	5,139,054	0.08%
Tervita Escrow Corp. 7.625%, 12/01/21	12/07/16	74,000	74,922	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/28/11	3,886,876	215,000	0.00%

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Non-income producing security.

(k)	Illiquid security.

(l)	Fair valued by the Adviser.

(m)	Defaulted.

(n)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2017.

(o)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(p)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$9,702,000	$10,068,089	0.15%

(q)	The company invests on a global basis in multiple asset classes including (but not limited to) private equity debt securities, property-related assets and private equity securities including warrants and preferred stock.

(r)	The rate shown represents the 7-day yield as of period end.

(s)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(t)	Affiliated investments.

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PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARPP7DRR – Argentina Central Bank 7-Day Repo Reference Rate

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIIE – Banco de México Equilibrium Interbank Interest Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

September 30, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,860,241,403)	$7,041,789,396
Affiliated issuers (cost $103,178,542)	103,178,542
Cash collateral due from broker	8,489,649
Foreign currencies, at value (cost $14,784,152)	14,612,941
Receivable for investment securities sold and foreign currency transactions	145,299,075
Unaffiliated interest receivable	56,499,176
Unrealized appreciation on forward currency exchange contracts	29,701,789
Receivable for capital stock sold	14,952,396
Receivable for terminated credit default and interest rate swaps	11,723,748
Receivable for newly entered credit default swaps	2,487,888
Receivable for variation margin on exchange-traded swaps	666,412
Unrealized appreciation on credit default swaps	493,633
Affiliated dividends receivable	70,348
Upfront premiums paid on credit default swaps	63,709

Total assets	7,430,028,702

Liabilities
Options written, at value (premiums received $11,456,312)	8,851,756
Payable for investment securities purchased and foreign currency transactions	476,757,785
Unrealized depreciation on forward currency exchange contracts	53,540,443
Payable for reverse repurchase agreements	17,717,578
Payable for terminated credit default and interest rate swaps	15,756,350
Payable for capital stock redeemed	13,474,426
Upfront premiums received on credit default swaps	13,182,539
Unrealized depreciation on credit default swaps	6,171,189
Cash collateral received from broker	3,070,000
Advisory fee payable	2,528,228
Dividends payable	1,611,019
Distribution fee payable	445,225
Transfer Agent fee payable	291,856
Payable for variation margin on futures	188,568
Due to Custodian	44,601
Administrative fee payable	16,130
Payable for newly entered credit default and interest rate swaps	3,167
Accrued expenses and other liabilities	1,315,833

Total liabilities	614,966,693

Net Assets	$6,815,062,009

Composition of Net Assets
Capital stock, at par	$809,042
Additional paid-in capital	6,727,221,764
Distributions in excess of net investment income	(60,069,525)
Accumulated net realized loss on investment and foreign currency transactions	(17,896,663)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	164,997,391

$6,815,062,009

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,002,879,569	118,985,799	$8.43	*

B	$1,064,964	126,324	$8.43

C	$219,785,468	25,992,769	$8.46

Advisor	$4,372,280,462	519,186,380	$8.42

R	$83,900,788	9,960,966	$8.42

K	$36,287,519	4,307,938	$8.42

I	$748,238,492	88,856,886	$8.42

Z	$350,624,747	41,625,250	$8.42

*	The maximum offering price per share for Class A shares was $8.80, which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended September 30, 2017

Investment Income
Interest (net of foreign taxes withheld of $214,058)	$183,542,030
Dividends Unaffiliated issuers	1,050,381
Affiliated issuers	564,875	$185,157,286

Expenses
Advisory fee (see Note B)	29,134,610
Distribution fee—Class A	2,986,797
Distribution fee—Class B	13,087
Distribution fee—Class C	2,881,770
Distribution fee—Class R	417,381
Distribution fee—Class K	83,028
Transfer agency—Class A	1,001,413
Transfer agency—Class B	1,720
Transfer agency—Class C	241,212
Transfer agency—Advisor Class	3,309,777
Transfer agency—Class R	193,130
Transfer agency—Class K	50,077
Transfer agency—Class I	492,729
Transfer agency—Class Z	55,596
Custodian	731,905
Printing	458,393
Registration fees	425,627
Audit and tax	142,944
Administrative	58,599
Legal	42,448
Directors’ fees	27,837
Miscellaneous	254,968

Total expenses before interest expense	43,005,048
Interest expense	85,535

Total expenses	43,090,583
Less: expenses waived and reimbursed by the Adviser (see Note B)	(223,351)

Net expenses		42,867,232

Net investment income		142,290,054

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$14,439,692 (a)
Forward currency exchange contracts	(43,270,584)
Futures	5,364,328
Options written	27,279,564
Swaps	(20,632,530)
Swaptions written	7,574,780
Foreign currency transactions	(47,452,941)
Net change in unrealized appreciation/depreciation on:
Investments	(11,265,688)
Forward currency exchange contracts	(17,365,925)
Futures	12,861,069
Options written	3,010,876
Swaps	12,090,194
Foreign currency denominated assets and liabilities	(293,766)

Net loss on investment and foreign currency transactions	(57,660,931)

Net Increase in Net Assets from Operations	$84,629,123

(a)	Includes foreign capital gains taxes of $283,282.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$142,290,054	$111,271,735
Net realized gain (loss) on investment and foreign currency transactions	(56,697,691)	47,310,956
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(963,240)	195,333,916
Contributions from Affiliates (see Note B)	– 0	–	7,664

Net increase in net assets from operations	84,629,123	353,924,271
Dividends and Distributions to Shareholders from
Net investment income
Class A	(26,126,593)	(40,309,978)
Class B	(18,156)	(74,877)
Class C	(4,118,266)	(10,182,069)
Advisor Class	(91,638,307)	(100,997,962)
Class R	(1,493,998)	(2,211,133)
Class K	(703,844)	(907,188)
Class I	(17,431,743)	(24,059,609)
Class Z	(6,964,884)	(7,570,016)
Net realized gain on investment and foreign currency transactions
Class A	(9,978,295)	(697,515)
Class B	(11,237)	(1,815)
Class C	(2,599,612)	(225,927)
Advisor Class	(26,048,404)	(1,530,362)
Class R	(606,485)	(41,258)
Class K	(244,767)	(15,562)
Class I	(5,100,158)	(376,109)
Class Z	(1,610,520)	(119,622)
Capital Stock Transactions
Net increase	976,266,370	1,326,985,818
Proceeds from regulatory settlement (see Note E)	– 0	–	656,980

Total increase	866,200,224	1,492,246,067
Net Assets
Beginning of period	5,948,861,785	4,456,615,718

End of period (including distributions in excess of net investment income of ($60,069,525) and undistributed net investment income of $3,607,661, respectively)	$6,815,062,009	$5,948,861,785

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2017

NOTE A

Significant Accounting Policies

AB Global Bond Fund, Inc. (the “Fund”) was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

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NOTES TO FINANCIAL STATEMENTS (continued)

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as a described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss

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NOTES TO FINANCIAL STATEMENTS (continued)

expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed-income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2017:

Investments in Securities	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$3,207,017,915	$	– 0	–	$3,207,017,915
Corporates – Investment Grade		– 0	–	1,309,547,419		– 0	–	1,309,547,419
Inflation-Linked Securities		– 0	–	514,989,973		– 0	–	514,989,973
Collateralized Mortgage Obligations		– 0	–	375,821,237		– 0	–	375,821,237
Mortgage Pass-Throughs		– 0	–	307,250,446		– 0	–	307,250,446
Corporates – Non-Investment Grade		– 0	–	216,359,741		1,745,769	#	218,105,510
Local Governments – Provincial Bonds		– 0	–	210,946,893		– 0	–	210,946,893
Governments – Sovereign Agencies		– 0	–	180,702,022		– 0	–	180,702,022
Emerging Markets – Treasuries		– 0	–	145,721,746		– 0	–	145,721,746
Commercial Mortgage-Backed Securities		– 0	–	41,989,497		87,049,485		129,038,982
Covered Bonds		– 0	–	114,049,979		– 0	–	114,049,979
Emerging Markets – Sovereigns		– 0	–	53,045,503		– 0	–	53,045,503

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Emerging Markets – Corporate Bonds	$	– 0	–	$45,924,064		$	– 0	–	$45,924,064
Quasi-Sovereigns		– 0	–	44,444,553			– 0	–	44,444,553
Governments – Sovereign Bonds		– 0	–	27,737,731			– 0	–	27,737,731
Asset-Backed Securities		– 0	–	7,094,901			18,369,524		25,464,425
Bank Loans		– 0	–	23,781,218			– 0	–	23,781,218
Whole Loan Trusts		– 0	–	– 0	–		22,313,365		22,313,365
Local Governments – US Municipal Bonds		– 0	–	21,487,203			– 0	–	21,487,203
Common Stocks		86,407		– 0	–		11,569,219		11,655,626
Local Governments – Regional Bonds		– 0	–	10,768,137			– 0	–	10,768,137
Preferred Stocks		5,772,246		– 0	–		1,414,700		7,186,946
Collateralized Loan Obligations		– 0	–	– 0	–		4,143,151		4,143,151
Options Purchased – Puts		– 0	–	1,629,031			– 0	–	1,629,031
Agencies		– 0	–	554,716			– 0	–	554,716
Warrants		3,875		– 0	–		– 0	–#	3,875
Short-Term Investments:
Investment Companies		103,178,542		– 0	–		– 0	–	103,178,542
Emerging Markets – Sovereigns		– 0	–	8,650,035			6,807,552		15,457,587
Time Deposits		– 0	–	11,147,186			– 0	–	11,147,186

Investments valued at NAV**									1,852,957

Total Investments in Securities		109,041,070		6,880,661,146			153,412,765		7,144,967,938
Other Financial Instruments*:
Assets
Futures		9,173,073		– 0	–		– 0	–	9,173,073	†
Forward Currency Exchange Contracts		– 0	–	29,701,789			– 0	–	29,701,789
Centrally Cleared Credit Default Swaps		– 0	–	222,592			– 0	–	222,592	†
Centrally Cleared Interest Rate Swaps		– 0	–	28,569,857			– 0	–	28,569,857	†
Credit Default Swaps		– 0	–	128,658			– 0	–	128,658
Liabilities
Futures		(2,514,965)		– 0	–		– 0	–	(2,514,965	)†
Forward Currency Exchange Contracts		– 0	–	(53,540,443)			– 0	–	(53,540,443)
Currency Options Written		– 0	–	(8,851,756)			– 0	–	(8,851,756)
Centrally Cleared Credit Default Swaps		– 0	–	(4,325,951)			– 0	–	(4,325,951	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(13,170,655)			– 0	–	(13,170,655	)†
Credit Default Swaps		– 0	–	(18,925,044)			– 0	–	(18,925,044)

Total^		$115,699,178		$6,840,470,193			$153,412,765		$7,111,435,093

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#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include credit default swaps, options written and swaptions which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on exchange-traded futures and swaps as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

**	In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods, with application of the amendments noted above retrospectively to all periods presented. The retrospective approach requires that an investment for which fair value is measured using the net asset value per share practical expedient be removed from the fair value hierarchy in all periods presented herein. Accordingly, the total investments with a fair value of $1,852,957 have not been categorized in the fair value hierarchy.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Collateralized Mortgage Obligations			Corporates - Non-Investment Grade#		Commercial Mortgage- Backed Securities		Asset-Backed Securities
Balance as of 9/30/16		$41,090,329		$1,043,517		$84,111,823		$21,071,213
Accrued discounts/(premiums)		– 0	–	241,814		281,470		24,244
Realized gain (loss)		– 0	–	– 0	–	(358,288)		353,155
Change in unrealized appreciation/depreciation		(6,961)		460,438		1,198,056		(86,657)
Purchases		– 0	–	– 0	–	29,139,393		12,353,352
Sales/Paydowns		(2,784,515)		– 0	–	(27,322,969)		(11,970,218)
Reclassification		– 0	–	– 0	–	– 0	–	(3,375,565)
Transfers into Level 3		– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(38,298,853)		– 0	–	– 0	–	– 0	–

Balance as of 9/30/17	$	– 0	–	$1,745,769		$87,049,485		$18,369,524

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17**	$	– 0	–	$460,438		$1,091,923		$106,116

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	Whole Loan Trusts			Common Stocks		Preferred Stocks			Collateralized Loan Obligations
Balance as of 9/30/16		$38,087,167		$16,529,981		$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		42,712		– 0	–		– 0	–		12,705
Realized gain (loss)		(3,229,417)		(253,762)			– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(2,929,279)		(342,814)			– 0	–		126,162
Purchases		1,131,663		1,501,130			1,414,700			628,719
Sales/Paydowns		(10,789,481)		(5,865,316)			– 0	–		– 0	–
Reclassification		– 0	–	– 0	–		– 0	–		3,375,565
Transfers into Level 3		– 0	–	– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–	– 0	–		– 0	–		– 0	–

Balance as of 9/30/17		$22,313,365		$11,569,219			$1,414,700			$4,143,151

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17**		$(2,929,279)		$(233,669)		$	– 0	–		$126,162

	Warrants#			Short Term Investments: Emerging Markets - Sovereigns		Total
Balance as of 9/30/16	$	– 0	–	$ – 0	–		$201,934,030
Accrued discounts/(premiums)		– 0	–	481,272			1,084,217
Realized gain (loss)		– 0	–	– 0	–		(3,488,312)
Change in unrealized appreciation/depreciation		– 0	–	115,639			(1,465,416)
Purchases		– 0	–	6,210,641			52,379,598
Sales/Paydowns		– 0	–	– 0	–		(58,732,499)
Reclassification		– 0	–	– 0	–		– 0	–
Transfers into Level 3		– 0	–	– 0	–		– 0	–
Transfers out of Level 3		– 0	–	– 0	–		(38,298,853)

Balance as of 9/30/17	$	– 0	–	$6,807,552			$153,412,765	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17**	$	– 0	–	$115,639			$(1,262,670)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

#	The Fund held securities with zero market value at period end.

+	There were de minimis transfers from Level 3 to Level 2 during the reporting period. There were no transfers from Level 2 to Level 3 during the reporting period.

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The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at September 30, 2017. Securities priced (i) by third party vendors, (ii) by brokers, or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 9/30/17	Valuation Technique	Unobservable Input	Range / Weighted Average
Whole Loan Trusts	$4,664,424	Market Approach	Underlying NAV of the Collateral	$84.32 / N/A
	$4,223,968	Recovery Analysis	Delinquency Rate	<4% / N/A
	$3,322,476	Recovery Analysis	Cumulative Loss	<20% / N/A
	$3,121,377	Discounted Cash Flow	Level Yield	92.52% / N/A
	$1,871,325	Discounted Cash Flow	Level Yield	65.78% / N/A
	$849,071	Discounted Cash Flow	Level Yield	56.39% / N/A
	$842,458	Recovery Analysis	Delinquency Rate	<5% / N/A
			Collateralization	1.1X / N/A
	$325,088	Discounted Cash Flow	Level Yield	62.59% / N/A

$19,220,187

Common Stocks	$10,068,089	Market Approach	NAV Equivalent	$1,037.73 / N/A
	$1,501,130	Market Approach	EBITDA* Projection	$96mm
			EBITDA* Multiples	8.5X-9.5X / 9.0X

$11,569,219

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Underlying NAV of the Collateral, Collateralization, NAV equivalent, EBITDA projections and EBITDA Multiple in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Cumulative Loss, Delinquency Rate and Level Yield in isolation would be expected to result in a significant lower (higher) fair value measurement.

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The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed-income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment

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transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2017, the reimbursement for such services amounted to $58,599.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,722,646 for the year ended September 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $20,394 from the sale of Class A shares and received $7,246, $105 and $34,110 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and

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bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended September 30, 2017, such waiver amounted to $223,351. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2017 is as follows:

Market Value September 30, 2016 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2017 (000)	Dividend Income (000)
$4,484	$2,440,777	$2,342,082	$103,179	$565

Brokerage commissions paid on investment transactions for the year ended September 30, 2017 amounted to $141,444, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Effective January 29, 2016, payments under the Class A plan are limited to .25% of the Fund’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,204,285, $15,214,467, $888,082, and $225,442 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$4,817,962,982	$3,832,981,169
U.S. government securities	3,091,856,774	2,904,768,537

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$6,968,926,266

Gross unrealized appreciation	$331,456,623
Gross unrealized depreciation	(146,910,878)

Net unrealized appreciation	$184,545,745

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended September 30, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2017, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including

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government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. At September 30, 2017, the maximum payment for written put options amounted to $340,661,654. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in

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exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2017, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended September 30, 2017, the Fund held written options for hedging and non-hedging purposes.

During the year ended September 30, 2017, the Fund held purchased swaptions for hedging purposes.

During the year ended September 30, 2017, the Fund held written swaptions for non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where

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applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into

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interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2017, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of September 30, 2017, the Fund had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for certain Sale Contracts.

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Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payment it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended September 30, 2017, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to

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pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

During the year ended September 30, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$9,173,073	*	Receivable/ Payable for variation margin on futures	$2,514,965	*

Interest rate contracts	Receivable/ Payable for variation margin on exchange traded swaps	17,698,892	*	Receivable/ Payable for variation margin on exchange traded swaps	13,556,542	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	29,701,789		Unrealized depreciation on forward currency exchange contracts	53,540,443

Foreign exchange contracts	Investments in securities, at value	1,629,031

Foreign exchange contracts				Options written, at value	8,851,756

Credit contracts	Unrealized appreciation on credit default swaps	493,633		Unrealized depreciation on credit default swaps	6,171,189

Credit contracts	Receivable/ Payable for variation margin on exchange traded swaps	12,142	*	Receivable/ Payable for variation margin on exchange traded swaps	79,801	*

Total		$58,708,560			$84,714,696

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on exchange-traded futures and swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$(13,984,679)	$11,863,237

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	5,364,328	12,861,069
Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(2,068,652)	– 0	–

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	7,574,780	– 0	–

Foreign exchange contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	(43,270,584)	(17,365,925)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(7,175,276)	699,196

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	27,279,564	3,010,876

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(6,647,851)	226,957

Total		$(32,928,370)	$11,295,410

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2017:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$43,857,216
Average notional amount of sale contracts	$29,297,083	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,463,546,418

Credit Default Swaps:
Average notional amount of sale contracts	$110,128,308

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$943,412,043
Average principal amount of sale contracts	$4,347,719,151

Futures:
Average original value of buy contracts	$311,144,525
Average original value of sale contracts	$912,881,347

Interest Rate Swaps:
Average notional amount	$133,775,445	(b)

Options Written:
Average notional amount	$743,975,630

Purchased Options:
Average cost	$2,033,136	(c)

Purchased Swaptions:
Average cost	$2,419,636	(d)

Swaptions Written:
Average notional amount	$504,249,805	(e)

(a)	Positions were open for ten months during the period.

(b)	Positions were open for one month during the period.

(c)	Positions were open for eleven months during the period.

(d)	Positions were open for two months during the period.

(e)	Positions were open for six months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at year end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of September 30, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table. At September 30, 2017, the total derivative assets and liabilities not subject to netting arrangements were $37,965,522 and $20,011,571, respectively.

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Australia & New Zealand Banking Group Ltd.	$1,082,041	$ – 0	–	$	– 0	–	$	– 0	–	$1,082,041
Bank of America, NA	3,887,096	(655,025)			– 0	–		– 0	–	3,232,071
Barclays Bank PLC	4,700,834	– 0	–		– 0	–		– 0	–	4,700,834
BNP Paribas SA	8,612,228	(2,808,013)			– 0	–		(3,664,657)		2,139,558
Brown Brothers Harriman & Co.	139,449	(139,449)			– 0	–		– 0	–	– 0	–
Citibank, NA	2,405,283	(2,405,283)			– 0	–		– 0	–	– 0	–
Credit Suisse International	2,010,168	(2,010,168)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	500,642	(500,642)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	1,548,949	(1,548,949)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	3,251,287	(3,251,287)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	441,128	– 0	–		– 0	–		– 0	–	441,128
UBS AG	2,880,373	– 0	–		(2,880,373)			– 0	–	– 0	–

Total	$31,459,478	$(13,318,816)			$(2,880,373)			$(3,664,657)		$11,595,632	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$655,025	$(655,025)		$	– 0	–	$	– 0	–	$ – 0	–
BNP Paribas SA	2,808,013	(2,808,013)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	352,557	(139,449)			– 0	–		– 0	–	213,108
Citibank, NA	6,389,597	(2,405,283)			– 0	–		(2,523,447)		1,460,867
Credit Suisse International	5,672,739	(2,010,168)			– 0	–		(2,521,615)		1,140,956
Deutsche Bank AG	2,358,852	(500,642)			– 0	–		(1,858,210)		– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	50,897,028	(1,548,949)			– 0	–		(48,992,000)		356,079
HSBC Bank USA	348,666	– 0	–		– 0	–		(325,702)		22,964
JPMorgan Chase Bank, NA	9,377,081	(3,251,287)			– 0	–		(5,075,614)		1,050,180
Morgan Stanley Capital Services LLC	1,620,853	– 0	–		– 0	–		(289,937)		1,330,916
Royal Bank of Scotland PLC	836,832	– 0	–		– 0	–		– 0	–	836,832

Total	$81,317,243	$(13,318,816)		$	– 0	–		$(61,586,525)		$6,411,902	^

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*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended September 30, 2017, the Fund did not engage in dollar rolls.

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4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by an MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such, the return of such excess collateral may be delayed or denied. For the year ended September 30, 2017, the average amount of reverse repurchase agreements outstanding was $18,039,749 and the daily weighted average interest rate was (0.57)%. During the period, the Fund received net interest payments from counterparties. At September 30, 2017, the Fund had reverse repurchase agreements outstanding in the amount of $17,717,578 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of September 30, 2017:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$9,189,379	$(9,189,379)	$	– 0	–
Credit Suisse Securities (USA) LLC	3,912,564	(3,862,285)		50,279
JPMorgan Chase Bank, NA	4,615,635	(4,615,635)		– 0	–

Total	$17,717,578	$(17,667,299)		$50,279

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In

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addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2017, the Fund had no unfunded loan commitments outstanding.

As of September 30, 2017, the Fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Beacon Roofing Supply, Inc., LIBOR +4.75%, 08/24/2018	$5,869,565	$	– 0	–

During the year ended September 30, 2017, the Fund received no commitment fees or additional funding fees.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2017	Year Ended September 30, 2016

Class A
Shares sold	35,983,933	56,334,285		$302,692,926	$476,156,718

Shares issued in reinvestment of dividends and distributions	3,045,937	3,334,278		25,545,204	27,736,078

Shares converted from Class B	50,170	203,297		423,229	1,701,481

Shares converted from Class C	7,264,642	– 0	–	61,395,779	– 0	–

Shares redeemed	(77,944,937)	(36,555,439)		(654,579,229)	(305,937,127)

Net increase (decrease)	(31,600,255)	23,316,421		$(264,522,091)	$199,657,150

Class B
Shares sold	9,988	19,643		$84,585	$164,936

Shares issued in reinvestment of dividends and distributions	2,981	7,495		24,918	62,006

Shares converted to Class A	(50,160)	(203,297)		(423,229)	(1,701,481)

Shares redeemed	(30,600)	(38,667)		(257,010)	(324,222)

Net decrease	(67,791)	(214,826)		$(570,736)	$(1,798,761)

Class C
Shares sold	3,072,238	6,726,433		$25,962,076	$56,670,638

Shares issued in reinvestment of dividends and distributions	629,665	867,823		5,289,481	7,218,838

Shares converted to Class A	(7,239,006)	– 0	–	(61,395,779)	– 0	–

Shares redeemed	(11,072,801)	(9,616,056)		(93,379,808)	(80,821,703)

Net decrease	(14,609,904)	(2,021,800)		$(123,524,030)	$(16,932,227)

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	Shares		Amount
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

Advisor Class
Shares sold	233,427,128	177,412,668	$1,961,094,298	$1,487,172,728

Shares issued in reinvestment of dividends and distributions	10,743,458	9,357,118	90,124,191	77,903,978

Shares redeemed	(106,534,869)	(75,040,659)	(894,571,084)	(628,496,356)

Net increase	137,635,717	111,729,127	$1,156,647,405	$936,580,350

Class R
Shares sold	4,214,940	4,118,780	$35,331,486	$34,463,032

Shares issued in reinvestment of dividends and distributions	249,863	259,440	2,094,927	2,156,003

Shares redeemed	(3,894,456)	(2,225,277)	(32,798,576)	(18,670,057)

Net increase	570,347	2,152,943	$4,627,837	$17,948,978

Class K
Shares sold	1,569,361	1,676,539	$13,205,040	$14,100,126

Shares issued in reinvestment of dividends and distributions	112,876	111,076	946,835	923,280

Shares redeemed	(1,027,017)	(970,556)	(8,627,898)	(8,125,937)

Net increase	655,220	817,059	$5,523,977	$6,897,469

Class I
Shares sold	24,187,787	25,586,690	$203,044,311	$214,354,832

Shares issued in reinvestment of dividends and distributions	2,640,553	2,739,292	22,149,096	22,810,745

Shares redeemed	(21,336,798)	(9,366,708)	(180,202,303)	(78,719,862)

Net increase	5,491,542	18,959,274	$44,991,104	$158,445,715

Class Z
Shares sold	23,499,728	13,997,799	$197,130,150	$118,033,891

Shares issued in reinvestment of dividends and distributions	1,020,667	922,284	8,571,574	7,666,998

Shares redeemed	(6,260,326)	(11,699,751)	(52,608,820)	(99,513,745)

Net increase	18,260,069	3,220,332	$153,092,904	$26,187,144

For the year ended September 30, 2016, the Fund received proceeds of $656,980 in connection with a residual distribution from the Alliance Fair Fund relating to regulatory settlements in 2004. This amount is presented in the Fund’s statement of changes in net assets.

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NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”)

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NOTES TO FINANCIAL STATEMENTS (continued)

intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$194,695,269	$189,321,002

Total taxable distributions paid	$194,695,269	$189,321,002

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(18,774,340	)(a)
Other losses	(75,287,500	)(b)
Unrealized appreciation/(depreciation)	184,173,998	(c)

Total accumulated earnings/(deficit)	$90,112,158	(d)

(a)	As of September 30, 2017, the Fund had a cumulative deferred loss on straddles of $18,774,340.

(b)	As of September 30, 2017, the Fund had a qualified late-year ordinary loss deferral of $75,287,500.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, passive foreign investment companies (PFICs), Treasury inflation protected securities, partnership investments, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2017, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and partnership investments, foreign currency reclassifications, paydown gain/loss reclassifications, reclassifications of foreign capital gains tax, and the redesignation of dividends resulted in a net increase in distributions in excess of net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

abfunds.com	AB GLOBAL BOND FUND | 113

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.59		$ 8.34		$ 8.52		$ 8.26		$ 8.64

Income From Investment Operations
Net investment income(a)	.18	(b)	.17	(b)	.18		.23		.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)		.39		(.02)		.25		(.29)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.09		.56		.16		.48		(.10)

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.30)		(.34)		(.22)		(.19)
Distributions from net realized gain on investment and foreign currency transactions	(.07)		(.01)		(.00	)(c)	– 0	–	(.09)

Total dividends and distributions	(.25)		(.31)		(.34)		(.22)		(.28)

Net asset value, end of period	$ 8.43		$ 8.59		$ 8.34		$ 8.52		$ 8.26

Total Return
Total investment return based on net asset value(d)	1.10%		6.92	%*	1.95%		5.82%		(1.21	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,002,880		$1,293,750		$1,060,976		$1,076,697		$1,341,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.82%		.85%		.90%		.93%		.94%
Expenses, before waivers/reimbursements(e)(f)	.83%		.85%		.90%		.93%		.94%
Net investment income	2.09	%(b)	2.05	%(b)	2.09%		2.69%		2.28%
Portfolio turnover rate	107%		113%		167%		157%		179%

See footnote summary on pages 123-124.

abfunds.com	AB GLOBAL BOND FUND | 115

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.59		$ 8.34		$ 8.52		$ 8.26		$ 8.64

Income From Investment Operations
Net investment income(a)	.11	(b)	.10	(b)	.11		.16		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)		.40		(.01)		.26		(.30)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.02		.50		.10		.42		(.16)

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.24)		(.28)		(.16)		(.13)
Distributions from net realized gain on investment and foreign currency transactions	(.07)		(.01)		(.00	)(c)	– 0	–	(.09)

Total dividends and distributions	(.18)		(.25)		(.28)		(.16)		(.22)

Net asset value, end of period	$ 8.43		$ 8.59		$ 8.34		$ 8.52		$ 8.26

Total Return
Total investment return based on net asset value(d)	0.29%		6.11	%*	1.21%		5.08%		(1.91	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,065		$1,668		$3,410		$7,321		$22,978
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.62%		1.61%		1.63%		1.64%		1.65%
Expenses, before waivers/reimbursements(e)(f)	1.62%		1.61%		1.63%		1.64%		1.65%
Net investment income	1.29	%(b)	1.25	%(b)	1.36%		1.97%		1.59%
Portfolio turnover rate	107%		113%		167%		157%		179%

See footnote summary on pages 123-124.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.62		$ 8.36		$ 8.54		$ 8.28		$ 8.66

Income From Investment Operations
Net investment income(a)	.11	(b)	.11	(b)	.12		.17		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.08)		.40		(.01)		.25		(.30)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.03		.51		.11		.42		(.16)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.24)		(.29)		(.16)		(.13)
Distributions from net realized gain on investment and foreign currency transactions	(.07)		(.01)		(.00	)(c)	– 0	–	(.09)

Total dividends and distributions	(.19)		(.25)		(.29)		(.16)		(.22)

Net asset value, end of period	$ 8.46		$ 8.62		$ 8.36		$ 8.54		$ 8.28

Total Return
Total investment return based on net asset value(d)	0.34%		6.24	%*	1.23%		5.07%		(1.90	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$219,785		$349,965		$356,483		$395,728		$472,068
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.57%		1.58%		1.60%		1.63%		1.64%
Expenses, before waivers/reimbursements(e)(f)	1.57%		1.58%		1.60%		1.63%		1.64%
Net investment income	1.34	%(b)	1.30	%(b)	1.38%		1.98%		1.58%
Portfolio turnover rate	107%		113%		167%		157%		179%

See footnote summary on pages 123-124.

abfunds.com	AB GLOBAL BOND FUND | 117

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.58		$ 8.33		$ 8.51		$ 8.25		$ 8.63

Income From Investment Operations
Net investment income(a)	.20	(b)	.20	(b)	.20		.25		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)		.38		(.01)		.25		(.29)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.11		.58		.19		.50		(.07)

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.32)		(.37)		(.24)		(.22)
Distributions from net realized gain on investment and foreign currency transactions	(.07)		(.01)		(.00	)(c)	– 0	–	(.09)

Total dividends and distributions	(.27)		(.33)		(.37)		(.24)		(.31)

Net asset value, end of period	$ 8.42		$ 8.58		$ 8.33		$ 8.51		$ 8.25

Total Return
Total investment return based on net asset value(d)	1.35%		7.21	%*	2.26%		6.14%		(0.92	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,372,280		$3,275,362		$2,247,582		$1,504,432		$1,077,452
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.58%		.58%		.60%		.63%		.64%
Expenses, before waivers/reimbursements(e)(f)	.58%		.58%		.60%		.63%		.64%
Net investment income	2.34	%(b)	2.33	%(b)	2.39%		2.98%		2.57%
Portfolio turnover rate	107%		113%		167%		157%		179%

See footnote summary on pages 123-124.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended September 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.59		$ 8.33		$ 8.51		$ 8.25		$ 8.63

Income From Investment Operations
Net investment income(a)	.14	(b)	.14	(b)	.15		.20		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)		.40		(.02)		.25		(.29)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.05		.54		.13		.45		(.13)

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.27)		(.31)		(.19)		(.16)
Distributions from net realized gain on investment and foreign currency transactions	(.07)		(.01)		(.00	)(c)	– 0	–	(.09)

Total dividends and distributions	(.22)		(.28)		(.31)		(.19)		(.25)

Net asset value, end of period	$ 8.42		$ 8.59		$ 8.33		$ 8.51		$ 8.25

Total Return
Total investment return based on net asset value(d)	0.57%		6.63	%*	1.57%		5.48%		(1.56	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,901		$80,625		$60,300		$54,550		$46,514
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.22%		1.25%		1.27%		1.26%		1.29%
Expenses, before waivers/reimbursements(e)(f)	1.23%		1.25%		1.27%		1.26%		1.29%
Net investment income	1.70	%(b)	1.66	%(b)	1.72%		2.36%		1.93%
Portfolio turnover rate	107%		113%		167%		157%		179%

See footnote summary on pages 123-124.

abfunds.com	AB GLOBAL BOND FUND | 119

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended September 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.59		$ 8.33		$ 8.51		$ 8.25		$ 8.63

Income From Investment Operations
Net investment income(a)	.17	(b)	.17	(b)	.17		.23		.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)		.40		(.01)		.25		(.29)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.07		.57		.16		.48		(.10)

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.30)		(.34)		(.22)		(.19)
Distributions from net realized gain on investment and foreign currency transactions	(.07)		(.01)		(.00	)(c)	– 0	–	(.09)

Total dividends and distributions	(.24)		(.31)		(.34)		(.22)		(.28)

Net asset value, end of period	$ 8.42		$ 8.59		$ 8.33		$ 8.51		$ 8.25

Total Return
Total investment return based on net asset value(d)	0.90%		6.97	%*	1.90%		5.83%		(1.22	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,288		$31,361		$23,625		$19,039		$13,851
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.89%		.93%		.95%		.93%		.95%
Expenses, before waivers/reimbursements(e)(f)	.90%		.93%		.95%		.93%		.95%
Net investment income	2.03	%(b)	1.98	%(b)	2.04%		2.69%		2.26%
Portfolio turnover rate	107%		113%		167%		157%		179%

See footnote summary on pages 123-124.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended September 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.58		$ 8.33		$ 8.51		$ 8.25		$ 8.63

Income From Investment Operations
Net investment income(a)	.20	(b)	.20	(b)	.20		.26		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)		.38		(.01)		.24		(.29)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.11		.58		.19		.50		(.07)

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.32)		(.37)		(.24)		(.22)
Distributions from net realized gain on investment and foreign currency transactions	(.07)		(.01)		(.00	)(c)	– 0	–	(.09)

Total dividends and distributions	(.27)		(.33)		(.37)		(.24)		(.31)

Net asset value, end of period	$ 8.42		$ 8.58		$ 8.33		$ 8.51		$ 8.25

Total Return
Total investment return based on net asset value(d)	1.36%		7.22	%*	2.27%		6.19%		(0.87	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$748,238		$715,514		$536,411		$546,550		$291,554
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.56%		.57%		.59%		.59%		.59%
Expenses, before waivers/reimbursements(e)(f)	.56%		.58%		.59%		.59%		.59%
Net investment income	2.36	%(b)	2.33	%(b)	2.40%		3.04%		2.61%
Portfolio turnover rate	107%		113%		167%		157%		179%

See footnote summary on pages 123-124.

abfunds.com	AB GLOBAL BOND FUND | 121

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended September 30,						October 15, 2013(g) to September 30, 2014
	2017		2016		2015

Net asset value, beginning of period	$ 8.59		$ 8.33		$ 8.51		$ 8.23

Income From Investment Operations
Net investment income(a)	.20	(b)	.20	(b)	.21		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)		.40		(.02)		.27
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	.11		.60		.19		.52

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.33)		(.37)		(.24)
Distributions from net realized gain on investment and foreign currency transactions	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.28)		(.34)		(.37)		(.24)

Net asset value, end of period	$ 8.42		$ 8.59		$ 8.33		$ 8.51

Total Return
Total investment return based on net asset value(d)	1.29%		7.39	%*	2.32%		6.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$350,625		$200,617		$167,830		$11,472
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.51%		.52%		.53%		.55	%(h)
Expenses, before waivers/reimbursements(e)(f)	.52%		.53%		.53%		.55	%(h)
Net investment income	2.41	%(b)	2.38	%(b)	2.47%		3.05	%(h)
Portfolio turnover rate	107%		113%		167%		157%

See footnote summary on pages 123-124.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended, such waiver amounted to less than 0.005% annualized for the Fund.

(f)	The expense ratios presented below exclude interest expense:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Class A
Net of waivers/reimbursements	.82%	.85%	.90%	.93%	.93%
Before waivers/reimbursements	.83%	.85%	.90%	.93%	.93%
Class B
Net of waivers/reimbursements	1.62%	1.61%	1.63%	1.64%	1.64%
Before waivers/reimbursements	1.62%	1.61%	1.63%	1.64%	1.64%
Class C
Net of waivers/reimbursements	1.57%	1.58%	1.60%	1.63%	1.63%
Before waivers/reimbursements	1.57%	1.58%	1.60%	1.63%	1.63%
Advisor Class
Net of waivers/reimbursements	.58%	.58%	.60%	.63%	.63%
Before waivers/reimbursements	.58%	.58%	.60%	.63%	.63%
Class R
Net of waivers/reimbursements	1.22%	1.25%	1.27%	1.26%	1.28%
Before waivers/reimbursements	1.23%	1.25%	1.27%	1.26%	1.28%
Class K
Net of waivers/reimbursements	.89%	.93%	.95%	.93%	.94%
Before waivers/reimbursements	.90%	.93%	.95%	.93%	.94%
Class I
Net of waivers/reimbursements	.56%	.57%	.59%	.58%	.58%
Before waivers/reimbursements	.56%	.58%	.59%	.58%	.58%

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	October 15 2013(g) to September 30, 2014
Class Z
Net of waivers/reimbursements	.51%	.52%	.53%	.55	%(h)
Before waivers/reimbursements	.52%	.53%	.53%	.55	%(h)

(g)	Commencement of distribution.

(h)	Annualized.

abfunds.com	AB GLOBAL BOND FUND | 123

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

*	Includes the impact of proceeds received and credited to the Fund resulting from third party vendor reimbursements, which enhanced the performance of each share class for the year ended September 30, 2013 by 0.01%.

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended September 30, 2016 by 0.01%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Global Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Bond Fund, Inc. (the “Fund”) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Bond Fund, Inc. at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 29, 2017

abfunds.com	AB GLOBAL BOND FUND | 125

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2017. For foreign shareholders, 42.50% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

126 | AB GLOBAL BOND FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (2004)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 85 (2004)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
D. James Guzy, ## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin, ## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen, ## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody, ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Earl D. Weiner, ## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith, 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 55	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Scott A. DiMaggio, 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Douglas J. Peebles, 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Matthew S. Sheridan, 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2012.

Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2012.

Stephen M. Woetzel, 46	Controller	Vice President of ABIS,** with which he has been associated since prior to 2012.

Vincent S. Noto, 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the

abfunds.com	AB GLOBAL BOND FUND | 137

Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the Fund’s fee rate with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund

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and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective February 1, 2016. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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AB GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GB-0151-0917

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Bond Fund	2016	$102,815	$251	$30,305
	2017	$102,815	$860	$30,457

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Bond Fund	2016	$390,686	$30,556
			$(251)
			$(30,305)

	2017	$660,772	$31,317
			$(860)
			$(30,457)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2017